                       The Consolidated Edison
              Retirement Plan for Management Employees
_________________________________________________________________
_________________________________________________________________







As Amended and Restated Effective as of January 1, 1989
  Except as Otherwise Noted




















                                                         10/18/95

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              THE CONSOLIDATED EDISON RETIREMENT PLAN
                        FOR MANAGEMENT EMPLOYEES

                           TABLE OF CONTENTS

                                                         Page No.

1.     INTRODUCTION. . . . . . . . . . . . . . . . . . . . . .  1

2.     DEFINITIONS AND GUIDE TO CONSTRUCTION. . . . . . . . . . 2
       A.  Definitions. . . . . . . . . . . . . . . . . . . . . 2
       B.  Guide to Construction. . . . . . . . . . . . . . .  13

3.     PARTICIPATION. . . . . . . . . . . . . . . . . . . . .  14
       A.  Application of the Management Plan . . . . . . . .  14
       B.  Maximum Age for Participation. . . . . . . . . . .  14

4.     MANDATORY RETIREMENT . . . . . . . . . . . . . . . . .  14

5.     ELIGIBILITY FOR A RETIREMENT PENSION . . . . . . . . .  14

       A.  Retirement at Age 60 or Later. . . . . . . . . . .  14
       B.  Early Optional Retirement. . . . . . . . . . . . .  15
       C.  Retirement or Termination for Disability . . . . .  15
       D.  Termination of Service in the Discretion of
           the Company and Voluntary Termination. . . . . . .  16
       E.  Cash-Out of Deferred Pension . . . . . . . . . . .  16
       F.  Repayment of Cash-Out. . . . . . . . . . . . . . .  16
       G.  Age and Service Required for a
           Retirement Pension . . . . . . . . . . . . . . . .  17
       H.  Entitlement to Retirement Benefits . . . . . . . .  17


6.     SURVIVING SPOUSE BENEFITS; OPTIONAL TEN YEAR CERTAIN
       PENSION  . . . . . . . . . . . . . . . . . . . . . . .  17
       A.  Joint & Survivor Annuity . . . . . . . . . . . . .  17

       B.  Preretirement Surviving Spouse Benefits. . . . . .  17

       C.  Marriage Requirements for Surviving
           Spouse Benefits. . . . . . . . . . . . . . . . . .  18

       D.  Optional Ten Year Certain Pension
           For Unmarried Retirees . . . . . . . . . . . . . .  18
       E.  Optional Ten Year Certain Pension
           For Married Retirees . . . . . . . . . . . . . . .  19
       F.  Optional Ten Year Certain Pension For Former
           Participants



                                 - i -                   10/18/95

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              THE CONSOLIDATED EDISON RETIREMENT PLAN
                        FOR MANAGEMENT EMPLOYEES

                           TABLE OF CONTENTS

                                                         Page No.

           Eligible For Deferred Pensions
                Under Paragraph 5 C(1) . . . . . . . . . . .   20

7.     VESTING . . . . . . . . . . . . . . . . . . . . . . .   20
       A.  Vested Rights . . . . . . . . . . . . . . . . . .   20
       B.  Accrued Pension . . . . . . . . . . . . . . . . .   21
       C.  Conditions Under Which Vested Benefits
           Will Not Be Paid. . . . . . . . . . . . . . . . .   21

8.     SERVICE CREDIT. . . . . . . . . . . . . . . . . . . .   21
       A.  Determination of Vesting Service. . . . . . . . .   21
       B.  Determination of Accredited Service
           for Computation of a Pension. . . . . . . . . . .   22
       C.  Other Service Recognized for Vesting
           or Computation of a Pension . . . . . . . . . . .   23
       D.  Additional Rules for Accumulation of
           Service Credit  . . . . . . . . . . . . . . . . .   23

9.     EFFECTIVE DATE OF RETIREMENT AND COMMENCEMENT
       OF BENEFIT PAYMENTS . . . . . . . . . . . . . . . . .   25

10.    COMPUTATION OF BENEFITS . . . . . . . . . . . . . . .   27
       A.   Computation of Annual Pension. . . . . . . . . .   27
       B.   Computation of Pension, Annuities,
            or Benefits Based Upon Annual Pension. . . . . .   28
       C.   1993 Special Retirement Program. . . . . . . . .   35
       D.   Fresh Start. . . . . . . . . . . . . . . . . . .   36

11.    LIMITATION OF BENEFITS AND DEDUCTIONS FROM BENEFITS .   36
       A.   Maximum Benefits . . . . . . . . . . . . . . . .   36
       B.   Minimum Benefits . . . . . . . . . . . . . . . .   40
       C.   Deductions for Pension or Benefits
            Under Other Pension Plans. . . . . . . . . . . .   40
       D.   Limitation of Deductions . . . . . . . . . . . .   41
       E.   Pre-July 1, 1989 Transfers . . . . . . . . . . .   41
       F.   Post-June 30, 1989 Transfers . . . . . . . . . .   42

12.    PAYMENT OF BENEFITS . . . . . . . . . . . . . . . . .   42






                                - ii -                   10/18/95
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
              THE CONSOLIDATED EDISON RETIREMENT PLAN
                        FOR MANAGEMENT EMPLOYEES

                           TABLE OF CONTENTS

                                                         Page No.

       A.   Manner of Payment of Benefits. . . . . . . . . .   42
       B.   Termination of Payments. . . . . . . . . . . . .   43
       C.   Direct Rollover of Certain Distributions . . . .   44


13.    ASSIGNMENT OR NON-ALIENATION OF BENEFITS. . . . . . .   45

14.    NO RIGHT TO EMPLOYMENT. . . . . . . . . . . . . . . .   45

15.    TRUST FUND. . . . . . . . . . . . . . . . . . . . . .   45

16.    CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . .   46
       A.  Payment of Contributions. . . . . . . . . . . . .   46
       B.  Funding Policy Procedure and Amount
           of Contributions. . . . . . . . . . . . . . . . .   46
       C.  Payment of Expenses . . . . . . . . . . . . . . .   46
       D.  Restrictions on Recovery by Company
           of Contributions. . . . . . . . . . . . . . . . .   46
       E.  Management Plan is Non-Contributory . . . . . . .   47

17.    FIDUCIARIES . . . . . . . . . . . . . . . . . . . . .   47
       A.  Named Fiduciaries . . . . . . . . . . . . . . . .   47
       B.  Fiduciary Responsibilities. . . . . . . . . . . .   48
       C.  General Provisions Concerning Fiduciaries . . . .   49

18.    POWERS AND DUTIES OF PLAN ADMINISTRATOR . . . . . . .   49
       A.  Rules and Decisions . . . . . . . . . . . . . . .   49
       B.  Records and Reports . . . . . . . . . . . . . . .   50
       C.  Other Plan Administrator Powers and Duties. . . .   50

19.    ADMINISTRATION. . . . . . . . . . . . . . . . . . . .   51
       A.  Restriction on Powers . . . . . . . . . . . . . .   51
       B.  Ascertainment of Benefits . . . . . . . . . . . .   51
       C.  Claims. . . . . . . . . . . . . . . . . . . . . .   51
       D.  Records . . . . . . . . . . . . . . . . . . . . .   52









                               - iii -                   10/18/95

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              THE CONSOLIDATED EDISON RETIREMENT PLAN
                        FOR MANAGEMENT EMPLOYEES

                           TABLE OF CONTENTS

                                                         Page No.

20.    TERMINATION OR MODIFICATION OF THE MANAGEMENT PLAN. .   52
       A.  Right to Terminate or Modify. . . . . . . . . . .   52
       B.  Rights Upon Termination . . . . . . . . . . . . .   52

21.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . .   53
       A.  Merger or Consolidation . . . . . . . . . . . . .   53
       B.  Limitation of Benefits Payable to
           Highly Compensated Employees. . . . . . . . . . .   53
       C.  Forfeitures . . . . . . . . . . . . . . . . . . .   54

22.    TOP-HEAVY PROVISIONS. . . . . . . . . . . . . . . . .   54

23.    RETIREE HEALTH PROGRAM ("PROGRAM"). . . . . . . . . .   58
       A.  Effective Date. . . . . . . . . . . . . . . . . .   58
       B.  Benefits Provided . . . . . . . . . . . . . . . .   58
       C.  Participants' Contributions . . . . . . . . . . .   58
       D.  Funding . . . . . . . . . . . . . . . . . . . . .   59
       E.  Eligibility and Enrollment. . . . . . . . . . . .   59
       F.  Limitations and Restrictions. . . . . . . . . . .   61
       G.  Termination or Modification . . . . . . . . . . .   61

24.    COST-OF-LIVING ADJUSTMENTS. . . . . . . . . . . . . .   61
       A.  Effective Date. . . . . . . . . . . . . . . . . .   61
       B.  Eligibility . . . . . . . . . . . . . . . . . . .   62
       C.  Pensions and Annuities Adjusted Annually. . . . .   62
       D.  Percentage of Adjustment. . . . . . . . . . . . .   62
       E.  Limitation on Adjustments . . . . . . . . . . . .   62
       F.  Index . . . . . . . . . . . . . . . . . . . . . .   63
       G.  Cash-Outs . . . . . . . . . . . . . . . . . . . .   63















                                - iv -                   10/18/95
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              THE CONSOLIDATED EDISON RETIREMENT PLAN
                        FOR MANAGEMENT EMPLOYEES

                           TABLE OF CONTENTS

                                                         Page No.

APPENDIX I - RETIREE HEALTH PROGRAM  . . . . . . . . . . . .   64
          PART A - BENEFITS. . . . . . . . . . . . . . . . .   64
               I.   HOSPITAL/MEDICAL BENEFITS. . . . . . . .   64
               II.  PRESCRIPTION DRUG BENEFITS . . . . . . .   70
               III.  VISION CARE BENEFITS. . . . . . . . . .   72
               IV.  MODIFICATION OR TERMINATION OF PROGRAM .   75
          PART B - COSTS . . . . . . . . . . . . . . . . . .   76

ACTUARIAL TABLES
       Table A . . . . . . . . . . . . . . . . . . . . . . .   78
       Table B . . . . . . . . . . . . . . . . . . . . . . .   79
       Table C . . . . . . . . . . . . . . . . . . . . . . .   80
       Table D . . . . . . . . . . . . . . . . . . . . . . .   81
       Table E . . . . . . . . . . . . . . . . . . . . . . .   86
       Table F . . . . . . . . . . . . . . . . . . . . . . .   87





























                                 - v -                   10/18/95
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                      The Consolidated Edison

             Retirement Plan for Management Employees

             ________________________________________


1.   INTRODUCTION

     Effective January 1, 1983, The Consolidated Edison Retirement Plan for Management Employees (the "Management Plan") has been adopted by Consolidated Edison Company of New York, Inc. (the "Company"). The Management Plan establishes the bases upon which certain benefits, including benefits for service prior to January 1, 1983, will be provided to employees of the Company on the management payroll of the Company on or after December 31, 1982, to employees who retired prior to that date as management employees, and to the eligible surviving spouses of such employees. Effective January 1, 1983, the Company has amended The Consolidated Edison Pension and Benefits Plan (the "Weekly Plan"), which has heretofore included as participants the employees to be covered by the Management Plan. The Weekly Plan has been amended so as to avoid duplication of benefits and coverage. The Management Plan and the Weekly Plan, as amended, make provision for employees who transfer from the management to the weekly payroll, or vice-versa.

     The Management Plan is intended to qualify under the requirements of the Internal Revenue Code and to comply with the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), any amendments thereto and regulations thereunder; with the provisions of the Age Discrimination in Employment Act Amendments of 1978, any amendments thereto and regulations thereunder; and any other applicable Federal law and regulations.

     Effective as of January 1, 1988, the Management Plan is amended to provide service and benefit accrual beyond Normal Retirement Age, and to permit persons becoming Employees after age sixty (60) to participate in the Management Plan and become entitled to a pension upon attaining Normal Retirement Age. Such amendments have retroactive effect for all eligible Employees who terminate their employment with the Company during or after the month of December 1987. However, the rights of Employees who terminate employment with the Company prior to December 1987 shall be determined solely by the provisions of the Management Plan in effect on the date of their termination.





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     On December 28, 1994, the Management Plan was amended and
restated in its entirety, effective as of January 1, 1994 except as otherwise provided therein. The Management Plan, as so amended and restated was submitted to the Internal Revenue Service for a determination of its qualified status. Following consideration of comments made by the Internal Revenue Service after its review of the Plan, to change the effective date of the amended and restated Plan, update the factors in Tables C and D and fix an incorrect reference, the Management Plan is amended and restated in its entirety, as amended through October 18, 1995. Except as otherwise provided herein, this amendment and restatement is effective as of January 1, 1989, and applies to Employees who have Management Service on or after that date. Except as so provided, the rights and benefits of other Employees shall be governed by the prior provisions of the Management Plan.

2.   DEFINITIONS AND GUIDE TO CONSTRUCTION

     A.  Definitions

          Accredited Service     -     (a) for service prior to
January 1, 1976, the period of employment by the Company and (b) for service after December 31, 1975, either: (1) the aggregate period of employment by the Company prior to Normal Retirement Date for Employees who terminate such employment prior to December 1987, or (2) the aggregate period of employment by the Company to retirement or other termination for Employees who terminate such employment during or after December 1987; provided, however, that, unless a Cash-Out or an immediate pension is elected, a period between cessation of active employment with the Company by reason of Disability and the earlier of the end of the Disability or the attainment of Normal Retirement Age shall also be included in Accredited Service.

          Annual Basic Straight-Time Compensation    -     The
Employee's regular stated rate of pay in the Employee's last pay period in each calendar year, but shall not include premium payments, overtime payments, payments under deferred compensation, incentive or other Company benefit or compensation plans, or similar payments. In the case of an hourly paid Employee, the Annual Basic Straight-Time Compensation will be determined by multiplying the Employee's hourly rate by the Employee's regular weekly schedule of hours multiplied by fifty-two (52). Annual Basic Straight-Time Compensation shall be







                                   2                     10/18/95
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determined without any deduction for "Pre-Tax Contributions" or
"After-Tax Contributions" made by the Employee pursuant to the Con Edison Thrift Savings Plan for Management Employees or for allocations made by or on behalf of the Employee to a Dependent Care Reimbursement Account and/or a Health Care Reimbursement Account pursuant to the Con Edison Flexible Reimbursement Account Plan. However, effective on and after January 1, 1989 and before January 1, 1994, Annual Basic Straight-Time Compensation taken into account for any purpose under the Management Plan shall not exceed $200,000 per year. Except as provided below, as of January 1 of each calendar year on and after January 1, 1990 and before January 1, 1994, the applicable limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum Annual Basic Straight-Time Compensation to be taken into account for Management Plan purposes for that calendar year only in lieu of the $200,000 limitation set forth above. Commencing with the Plan Year beginning in 1994, Annual Basic Straight-Time Compensation taken into account for any purpose under the Management Plan shall not exceed $150,000. If for any calendar year after 1994, the cost-of-living adjustment described in the following sentence is equal to or greater than $10,000, then the limitation (as previously adjusted hereunder) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such cost-of-living adjustment, rounded to the next lowest multiple of $10,000. The cost-of-living adjustment shall equal the excess of
(i) $150,000 increased by the adjustment made under Section 415(d) of the Code for the calendar year except that the base























                                   3                     10/18/95
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period for purposes of Section 415(d)(1)(A) of the Code shall be the calendar quarter beginning October 1, 1993 over (ii) the annual dollar limitation in effect for the Plan Year beginning in the calendar year.

     In determining the Annual Basic Straight-Time Compensation of an Employee for purposes of the aforementioned limitations, if any individual is a member of the family of a 5-percent owner or of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest compensation during the year, then (i) such individual shall not be considered as a separate employee and (ii) any Annual Basic Straight-Time Compensation paid to such individual (and any applicable benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the 5-percent owner or Highly Compensated Employee; provided, however, that the aforementioned term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year. If, as a result of the application of the foregoing family aggregation rules, the applicable limitation is exceeded, then the limit shall be prorated among the affected individuals in proportion to each such individual's Annual Basic Straight-Time Compensation as determined hereunder prior to the application of the limit.

          Annuity - A payment made monthly for the life of the recipient.

          Annuity Starting Date - Unless the Management Plan expressly provides otherwise, the first day of the first period for which an amount is due as an annuity or in any other form.




















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          Beneficiary  -  A lawful spouse of a married
Participant or one or more eligible persons duly designated by a Participant, who is, are or may become eligible for benefits under the Management Plan.

          Benefit Accrual Computation Period - The Plan Year beginning January 1, 1976 and on each January 1st thereafter.

          Break in Service - A period of 12 or more consecutive months, commencing on a Participant's date of Severance from Service and ending on the first anniversary of such date, during which the Participant fails to perform an Hour of Service. Upon incurring a Break in Service, a Participant's benefits under this Plan shall be determined using his Accredited Service at the time the Break in Service is incurred.

          Cash-Out  -  The lump sum distribution, prior to Normal
Retirement Date at the election of the Participant, of the actuarial equivalent of one hundred percent (100%) of his nonforfeitable accrued pension benefits under the Management
Plan.

          Code - The Internal Revenue Code of 1986, as amended from time to time.

          Defined Benefit Plan - A "defined benefit plan" as defined in Section 414(j) of the Code which is maintained by the Company for Employees.

          Defined Contribution Plan - A "defined contribution plan" as defined in Section 414(i) of the Code which is maintained by the Company for Employees.

          Disability - Total and permanent disability which qualifies the Participant to receive Social Security disability benefits.















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          Employee  -  Any person employed by the Company.

          Final Average Salary - The average of Annual Basic Straight-Time Compensation, to the nearest whole dollar, for the sixty (60) consecutive months of Accredited Service out of the last one hundred twenty (120) months of Accredited Service which produce the highest average. For purposes of this definition only, a Break in Service shall be ignored and months of Accredited Service separated by a Break in Service shall be deemed consecutive.

          Highly Compensated Employee - An Employee classified as a highly compensated employee as determined under Section 414(q) of the Code and any regulations thereunder. Notwithstanding the foregoing, for each Plan Year the Plan Administrator may elect to determine the status of Highly Compensated Employees under the simplified snapshot method described in IRS Revenue Procedure 93-42.

          Hour of Service - Each Employee will be credited with an hour of service for:

          (1) (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company for the performance of duties and as provided for in paragraph 8 C. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

          (b) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company for reasons (such as vacation, sickness or disability) other than for




















                                   6                     10/18/95
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the performance of duties.  These hours shall be credited to the
Employee for the computation period or periods in which payment is made or amounts payable to the Employee become due; and

          (c) Each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Company. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment was made; and

          (2) the following equivalencies shall be used for the purpose of crediting hours of service for those Participants for whom hours of service are not maintained:

          (a) one day of employment equals ten (10) Hours of Service

          (b) one week of employment equals forty-five (45) Hours of Service

          (c) one month of employment equals one hundred and ninety (190) Hours of Service.

          For purposes of crediting hours for non-performance of duties, such hours shall be credited in accordance with Department of Labor Regulation 2530. 200 b - 2 (c).

          Layoff (or laid off) - As used in the Management Plan, shall mean the separation of an Employee from the active payroll for lack of work or such other reason, in no way the fault of the Employee, as may be determined by the Company.



















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          Leased Employee  -  Any person who in accordance with
an agreement between the Company and any other person has performed services of a type historically performed by employees in the public utility industry, on a substantially full-time basis for a period of at least one year. A Leased Employee shall be treated as an employee of the Company but shall not be eligible for participation in the Management Plan.

          Management Employee - An Employee on the Company's management payroll.

          Management Service  -  (a) Accredited Service as a
Management Employee on or after January 1, 1983.

          (b) Accredited Service prior to January 1, 1983 by an
Employee who was a Management Employee on December 31, 1982.

          (c) Accredited Service prior to termination by an Employee whose employment by the Company terminated prior to January 1, 1983 and who was a Management Employee at the time of such termination.

          1983-1989 Participants - (a) Participants in the Management Plan who (i) were first hired by the Company on or after January 1, 1983 and (ii) were on the Company's active payroll at any time during the period from January 1, 1989 through December 31, 1989, and (b) Participants who (i) were first hired by the Company on or after January 1, 1983, (ii) were on the Company's active payroll at any time, and terminated with vested rights, during the period from January 1, 1989 through





















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December 31, 1989, and (iii) are thereafter reemployed and either
regain their vested rights pursuant to paragraph   5 F or did not
begin to receive a pension hereunder prior to such reemployment.

          Normal Retirement Age  -  The later of the
Participant's attaining age sixty-five (65) and the fifth anniversary of the Participant's participation in the Management
Plan.

          Normal Retirement Date - The first day of the month immediately following the later of the Participant's attainment of age sixty-five (65) and the fifth anniversary of the Participant's participation in the Management Plan.

          One Year Break in Service  -  Any Vesting Computation
Period in which a Participant has not completed more than 500
Hours of Service.

          Participant - Effective January 1, 1988, an Employee, or a former Employee with a vested right, who is or becomes eligible for benefits under the Management Plan.

          Pension - A payment made monthly for life to an eligible Participant.

          Plan Year  -  A twelve month period beginning January
1, 1976 and on each January 1st thereafter.

          Post-1989 Participants  -  Participants in the
Management Plan who are first hired by the Company on or after January 1, 1990.

          Pre-1983 Participants - (a) Participants in the Management Plan who were in the employ of the Company on December 31, 1982 and were on the Company's active payroll at any time during the period from January 1, 1989 through December 31, 1989,















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and (b) Participants who terminated with vested rights prior to
December 31, 1982, are reemployed after the date, and either regain their vested rights pursuant to paragraph 5 F or did not begin to receive a pension hereunder prior to such reemployment.

          Projected Retirement Date - For Participants whose age plus Accredited Service total at least seventy-five (75) at date of retirement or termination, the later of:

          (a) The first day of the month following actual retirement or termination.

          (b) The first day of the month following attainment of age sixty-two (62).

          For Participants whose age plus Accredited Service total less than seventy- five (75) at date of retirement or termination, Projected Retirement Date is the first day of the month following attainment of age sixty-five (65).

          Projected Service  -  The total of all Management
Service for a Participant assuming he continued in employment with the Company as a Management Employee to Projected Retirement
Date.

          Service  -  Service as an Employee.

          Severance from Service  -  The earlier of:

          (a)  the date on which an Employee quits, is
discharged, retires or dies, and

          (b) the date 12 months following the first date on which an Employee is absent for any reason other than quit, discharge, retirement or death.
















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          Social Security Benefit  -  The estimated amount of
annual primary insurance benefit payable at age sixty-five (65) under Title II of the Federal Social Security Act, as determined under reasonable rules uniformly applied in accordance with the terms of the Management Plan, on the basis of such Act as in effect at the time of retirement or other termination, to which a Participant is or would be entitled, even if the Participant does not receive such benefit because of his failure to apply or because he is ineligible by reason of earnings he may be receiving. In determining the Participant's Social Security Benefit in the event of retirement or termination at or after age sixty-two (62), it shall be assumed that the Participant has no further covered earnings after termination of employment. In determining the Participant's Social Security Benefit in the event of retirement or termination prior to age sixty-two (62), it shall be assumed that the Participant continued in service to age sixty-five (65) at his or her Annual Basic Straight-Time Compensation at the termination of the Participant's employment with the Company. If a cost-of- living increase in Social Security benefits has been put into effect within the 12-month period preceding the date of determination and such increase exceeds 3%, it is assumed that the increase is being phased in over 12 months, beginning with the effective date of the increase, at the rate of 1/12th of the increase per month. Actual earnings reported on Form W-2 shall be used for calculating each Participant's Social Security Benefit. For Participants whose actual W-2 earnings are not available the Plan Administrator shall adopt and utilize rules and procedures for estimating such























                                  11                     10/18/95
earnings, provided, however, that any backwards salary scale projection shall utilize a level percentage per year of not less than 6%. All Participants shall be notified of their right to provide their actual salary history from the Social Security Administration, and of their right to have their benefits adjusted to reflect a Social Security Benefit based on actual salary history. Such notice shall also advise Participants that their Social Security Benefit will be based on salary estimates calculated by the Company, if they fail to provide actual salary history. This notice shall be included in the Summary Plan Description of the Management Plan, and shall also be furnished to each Participant not later than the later of his Severance from Service or notification to the Participant of his benefits.

          Social Security Retirement Age - Social Security Retirement Age means age 65 in the case of a Participant born before January 1, 1938, age 66 for a Participant born after December 31, 1937 but before January 1, 1955, and age 67 for a Participant born after December 31, 1954.

          Social Security Taxable Wage Base - The contribution and benefit base in effect under Section 230 of the Social
Security Act at the beginning of the Plan Year in which the Participant's termination of employment occurs.

          Total Salary - The aggregate of the Annual Basic Straight-Time Compensation, to the nearest whole dollar, of an Employee for his years of Management Service, not to exceed the last thirty (30) years of employment, provided, however, that only years of employment prior to Normal Retirement Date shall be included for this purpose in the case of an Employee who




















                                  12                     10/18/95
terminates employment with the Company prior to December 1987. The Annual Basic Straight-Time Compensation for any period of Management Service shall be considered to be not less than such compensation as was applicable to the Employee for the fourteenth
(14th) accredited calendar year prior to the calendar year of his retirement, but in no event less than three thousand dollars ($3,000); and for an Employee whose Annual Basic Straight-Time Compensation at the time of retirement is at a rate of three thousand dollars ($3,000) or less, the Annual Basic Straight-Time Compensation for any period of Management Service shall be considered to be not less than an annual amount determined at the rate of his Annual Basic Straight-Time Compensation at the time of retirement.

          Vesting Computation Period  -  The Plan Year beginning
January 1, 1976 and on each January 1st thereafter.

          Vesting Service  -  Year of Vesting Service - A Plan
Year during which an Employee has completed at least 1000 Hours of Service, or as provided in paragraph 8 A(1)(b).

          Weekly Employee - An Employee on the Company's weekly payroll.

          Weekly Service  -  Accredited Service other than
Management Service.


     B.   Guide to Construction

          (1) The masculine gender, where appearing in the Management Plan, shall be deemed to include the feminine gender.



















                                  13                     10/18/95

3.   PARTICIPATION

     A.  Application of the Management Plan

     If the effective date of a Participant's retirement, as determined under paragraph 9, shall be prior to January 1, 1983, the benefits to which the Participant shall be entitled shall be determined under The Consolidated Edison Pension and Benefits Plan as amended through December 31, 1982. The benefits to which all other Participants shall be entitled shall be determined under the Management Plan as in effect at the time of the Participant's termination of employment, and such benefits shall not be affected by the terms of any amendments to the Management Plan adopted or effective after the Participant's termination of employment unless otherwise expressly provided by the amendment or otherwise required by law.

     B.  Maximum Age for Participation

     Effective January 1, 1988, there is no maximum age at which an Employee may commence participation in the Management Plan. Any Employee who is on the Company's Management payroll on January 1, 1988 shall be a Participant in the Management Plan for all purposes with respect to all service with the Company before, on and after January 1, 1988, regardless of such Employee's age at the time his employment commenced.

4.   MANDATORY RETIREMENT

     Any Employee who is exempt from the provisions of The Age Discrimination in Employment Act of 1967, as heretofore and hereafter amended (because he or she is employed in a bona fide executive or a high policy making position and otherwise satisfies the conditions permitting exemption), may be mandatorily retired from the service of the Company after attaining Normal Retirement Age, and each such Employee's Mandatory Retirement Date shall be his Normal Retirement Date.

     Each Employee not subject to the foregoing paragraph who shall attain age 70 on or before December 31, 1985 shall be retired from Service on the last day of the month in which age 70 is attained, and each such Employee's Mandatory Retirement Date shall be the first day of the month following his attainment of age 70.

5.   ELIGIBILITY FOR A RETIREMENT PENSION

     A.  Retirement at Age 60 or Later

     A Participant who shall have completed such years of Accredited Service which when added to his years of age total not less than seventy-five (75), and who shall have attained the age






















































                                  14                     10/18/95
of 60 years, shall, upon filing a written application with the Company, be retired hereunder from the service of the Company and be entitled to a pension computed in accordance with paragraph 10 B(1). Such election shall not be revocable on or after the Participant's Annuity Starting Date.

     B.  Early Optional Retirement
     A Participant who shall have attained an age which when added to his years of Accredited Service shall total not less than seventy-five (75) shall, upon filing a written application with the Company, be retired from the service of the Company and be entitled to a pension computed in accordance with paragraph 10 B(2). Such election shall not be revocable on or after the Participant's Annuity Starting Date.

     C.  Retirement or Termination for Disability
     (1) A Participant, prior to having attained Normal Retirement Age, whose active employment with the Company ceases because of Disability, shall be eligible for a deferred pension beginning at Normal Retirement Age if the Participant was a Management Employee at the time of such cessation. Such pension will be determined as if such Participant had been continuously employed as a Management Employee for the period from such cessation to the earlier of the end of the Disability or Normal Retirement Age at the Annual Basic Straight-Time Compensation in effect during the last pay period prior to such cessation. A Participant who is eligible for a deferred pension under this paragraph 5 C(1) may, if eligible, instead elect a benefit under paragraph 5 C(2).

     (2) A Participant who becomes disabled, but does not qualify for Social Security disability benefits may, if the Company shall so determine, be retired or terminated from the service of the Company. (i) Effective September 1, 1992, if such Participant becomes disabled after attaining age fifty (50) and completing at least twenty (20) years of Service, such Participant shall be entitled to an immediate pension calculated under paragraph 10 B. based upon Total Salary or Final Average Salary, as the case may be, and years of Accredited Service to the date of retirement or termination for disability, but without reduction because such pension shall commence earlier than age sixty (60). (ii) If such disabled Participant is not entitled to an unreduced pension under (i), the Participant may be eligible for a disability annuity pursuant to paragraph 10 B(3) or a deferred pension (or a Cash-Out of his deferred pension) depending on his age and years of Accredited Service, as hereinafter provided.




                                  15                     10/18/95

     D. Termination of Service in the Discretion of the Company and Voluntary Termination

     A Participant who acquires a vested right to his accrued pension prior to having attained Normal Retirement Age, and who terminates voluntarily or whose service is terminated by the Company will be eligible for a pension if his age plus years of Accredited Service shall total not less than seventy-five (75), or a deferred pension (or a Cash-Out of his deferred pension) if his age plus years of Accredited Service shall total less than seventy-five (75).

     E.  Cash-Out of Deferred Pension
     A Participant whose age plus years of Accredited Service equal less than seventy-five (75) and who on termination of service with the Company has vested rights, may, in lieu of a deferred pension, elect a Cash-Out or an immediate annuity of the value of his pension payable at the attainment of Normal Retirement Age. A Participant who elects a Cash-Out and who is married at the time of his Annuity Starting Date must provide his spouse's written consent to the Cash-Out, on a form furnished by the Plan Administrator which consent must be witnessed by a Notary Public. Any such election of a Cash-Out or an immediate annuity and any spousal consent must be made not more than 90 days nor less than 30 days before the Participant's Annuity Starting Date.

     F.  Repayment of Cash-Out
     A Participant who has Cashed-Out his vested rights and is subsequently reemployed may regain his vested rights for the period of Service on which the Cash-Out was based by paying to the trust the full amount of such Cash-Out with interest at the rate of interest used for actuarial valuation of the Management Plan at the time of the Cash-Out, compounded annually from the date of Cash-Out to the date of repayment. However, in no event shall such interest rate exceed 120% of the Federal mid-term rate in effect at the beginning of the Plan Year in which the repayment is made. Such Participant may make all or part of such repayment by making a rollover contribution, as defined in
Section 408(d)(3) of the Code, of cash only from an Individual Retirement Account and/or a transfer of cash only from another plan qualified under Section 401(a) of the Code.

     Vested right for any of such prior Service will be suspended until the Cash-Out is fully repaid. However, any of the years of Accredited Service following reemployment will be vested.





                                  16                     10/18/95

     G.  Age and Service Required for a Retirement Pension

     Except as otherwise provided under paragraph 5 C, only a Participant whose age plus years of Accredited Service equals not less than seventy-five (75) or a Management Employee who attains Normal Retirement Age shall be entitled to retire and receive a retirement Pension under the Management Plan. For any purposes under the Management Plan for which it is necessary to determine whether a Participant's age plus years of Accredited Service equals seventy-five (75) or more, the Participant's age and years of Accredited Service shall each be rounded to the nearest whole number.

     H.  Entitlement to Retirement Benefits

     A Participant shall become one hundred percent (100%) nonforfeitably vested in his accrued benefits upon his attainment of Normal Retirement Age, regardless of his Years of Vesting
Service at that time.

6.   SURVIVING SPOUSE BENEFITS; OPTIONAL TEN YEAR CERTAIN PENSION

     A.  Joint & Survivor Annuity

     Each Participant who retires under the Management Plan shall be entitled to receive a Pension calculated under paragraph 10 and upon such retired Participant's death, his surviving spouse, if any, who meets the requirements set forth in paragraph 6 C. below shall be entitled to receive an Annuity commencing the first day of the month following the death. The amount of the Annuity shall be calculated under paragraph 10 B(4) unless the Participant has elected the Optional Ten Year Certain Pension provided below. There shall be no reduction in the Participant's Pension to provide the surviving spouse Annuity.

     B.  Preretirement Surviving Spouse Benefits

     (  i)   The surviving spouse of a Participant on the active
payroll or on leave of absence for any reason whose age together with years of Accredited Service total seventy-five (75) or more, and the surviving spouse of a Participant who is a former Employee eligible for an immediate Pension under paragraph 5 D or 5 G, shall be entitled to receive a preretirement survivor Annuity upon the death of the Participant before commencement of a Pension. The amount and commencement of payment of the preretirement survivor Annuity shall be determined as provided under paragraph 10 B(5)(i).

     ( ii) The surviving spouse of a Participant on the active payroll or on leave of absence for any reason whose age together with years of Accredited Service total less than seventy-five
                              17                     10/18/95

(75), and the surviving spouse of a Participant who is a former Employee eligible for a deferred pension under paragraph 5 D and whose age at death together with years of Accredited Service total less than seventy-five (75), shall be entitled to receive the preretirement survivor benefit as provided under paragraph 10 B(5)(ii).

     (iii) For purposes of calculating the preretirement surviving spouse benefits provided under paragraphs 6 B(i) and
(ii) above, there shall be no reduction in the amount of the deceased Participant's Pension which is the basis for such calculation.

     C.  Marriage Requirements for Surviving Spouse Benefits

     (a) In order to qualify for a survivor Annuity upon the death of a retired Participant who has commenced to receive a Pension under the Management Plan, a spouse must have been lawfully married to the retired Participant on the Participant's Annuity Starting Date and must survive the retired Participant.

     (b) In order to qualify for a preretirement survivor benefit under paragraph 6 B above, a deceased Participant's spouse must have been lawfully married to the deceased
Participant on the date of death, and must survive the deceased
Participant.

     (c) The Plan Administrator may request evidence of marriage from any surviving spouse, and payments of surviving spouse benefits shall not commence until satisfactory evidence is provided by or on behalf of the surviving spouse.

     D.  Optional Ten Year Certain Pension For Unmarried Retirees

     Effective February 1, 1988, a Participant who is not married may elect to receive his Pension in the form of a ten year certain option. Such election must be made not less than 30 days nor more than 90 days prior to the Participant's Annuity Starting Date and must be in writing on a form furnished by and filed with the Plan Administrator. A ten year certain option provides for the life of the Participant a Pension reduced by the appropriate factor in Table C, but guarantees that a minimum of one hundred twenty (120) monthly payments will be made. Any of such one hundred twenty (120) payments which are payable after the Participant's death shall be paid to one or more Beneficiaries designated by such Participant, or to the Participant's estate if the Participant has failed to designate a Beneficiary or has failed to designate a new Beneficiary when the designated Beneficiary predeceases the Participant. The Participant's estate shall also receive any of the 120 guaranteed payments which remain to be paid following the death of all designated
                                  18                     10/18/95

Beneficiaries. If the Participant's estate is to receive any payments under this paragraph 6 D, the Management Plan may, upon request of the legal representative of the estate, pay to the estate the present value of all remaining payments, discounted by the rate utilized to calculate the factors set forth on Table C as in effect on the date of Participant's death.

     The Participant's election to take the ten year certain option may be revoked at any time up to, but not after, his Annuity Starting Date, and shall automatically be revoked if he marries prior to his Annuity Starting Date. The Participant's election of the ten year certain option shall become effective on the Participant's Annuity Starting Date. If the Participant dies before his Annuity Starting Date, the ten year certain option will not become effective.

     E.  Optional Ten Year Certain Pension For Married Retirees

     Effective July 1, 1988, a Participant who is married may elect to receive his Pension in the form of a ten year certain option. Such election must be made not less than 30 days nor more than 90 days prior to the Participant's Annuity Starting Date and must be in writing on a form furnished by and filed with the Plan Administrator, and must include the written consent of the Participant's spouse witnessed by a Notary Public. This option provides for the life of the married Participant a Pension reduced by the appropriate factor in Table D, but guarantees that a minimum of one hundred twenty (120) monthly payments will be made. Any of such 120 payments which are payable after the Participant's death shall be paid to the Participant's spouse and, if such spouse does not survive for the full ten years following the Participant's Annuity Starting Date, to one or more Beneficiaries designated by such Participant. If the Participant's spouse dies before all of the 120 payments have been made and the Participant has failed to designate a Beneficiary, or if the Participant's spouse and all designated Beneficiaries die before all of the 120 payments have been made, any of the 120 payments remaining after the Participant's death shall be paid to the Participant's estate. If the Participant's estate is to receive any payments under this paragraph 6 E, the Management Plan may, upon request of the legal representative of the estate, pay to the estate the present value of all remaining payments, discounted by the rate utilized to calculate the factors set forth on Table D as in effect on the date of the Participant's death.

     At the end of ten years following the married Participant's Annuity Starting Date, the guarantee of one hundred twenty payments shall expire, whether or not any payments have been made to the Participant's spouse and/or Beneficiaries. However, if the Participant and/or the Participant's spouse survive for more
                                  19                     10/18/95
than ten years after the Participant's Annuity Starting Date and such spouse survives the Participant, such spouse shall receive for life, commencing after the later of the expiration of ten years after the Participant's Annuity Starting Date or the Participant's death, a surviving spouse annuity equal to fifty percent of the reduced ten year certain Pension elected by the Participant with the spouse's consent in accordance with this paragraph 6 E.

     The Participant's election to take the ten year certain option may be revoked at any time up to, but not after, his Annuity Starting Date. The Participant's election of the ten year certain option shall become effective on the Participant's Annuity Starting Date. If the Participant dies before his Annuity Starting Date, the ten year certain option will not become effective.

     F.  Optional Ten Year Certain Pension For Former
         Participants Eligible For Deferred Pensions Under
         Paragraph 5 C(1)

     Effective July 1, 1988, a Participant who is eligible for a deferred Pension under paragraph 5 C(1) may elect to receive his Pension in the form of a ten year certain option. Such election must be made not less than 30 days nor more than 90 days prior to the Participant's Annuity Starting Date and must be in writing on a form furnished by and filed with the Plan Administrator, and, if the Participant is married at the time the election is made, must include the written consent of the Participant's spouse witnessed by a Notary Public. This option provides for the life of the Participant a Pension reduced by the appropriate factor in Table C for an unmarried Participant or Table D for a married Participant, but guarantees that a minimum of one hundred twenty
(120) monthly payments will be made commencing in the month following the Participant's retirement or death. Any of such 120 payments which are payable after the Participant's death shall be paid as provided in paragraph 6 D if the Participant was not married at the time Annuity Starting Date or as provided in paragraph 6 E if the Participant was married at the Annuity Starting Date. If the Participant's estate is to receive any payments under this paragraph 6 F, the Management Plan may, upon request of the legal representative of the estate, pay to the estate the present value of all remaining payments, discounted by the rate utilized to calculate the factors set forth on Table C or Table D (whichever Table is applicable) as in effect on the date of the Participant's death.

     The Participant's election to take the ten year certain option may be revoked at any time up to, but not after, his Annuity Starting Date, and shall automatically be revoked if he marries prior to his Annuity Starting Date, unless the Participant's spouse consents to the election. The Participant's election of the ten year certain option shall become effective on the Participant's Annuity Starting Date. The election shall become irrevocable upon the Participant's Annuity Starting Date, and the amount of the reduced Pension shall be determined as of the Participant's Annuity Starting Date. If the Participant dies before the Annuity Starting Date, the ten year certain option will not become effective.

7.  VESTING

     A.  Vested Rights

     In addition to vesting rights described in paragraph 5 H, a Participant who completes five (5) or more years of Vesting Service will have a nonforfeitable right of one hundred percent (100%) of his accrued pension payable at or after his Normal Retirement Date.




































                                  20                     10/18/95

     B.   Accrued Pension

     The accrued pension is a pension which is or would be payable, based on the Employee's Final Average Salary, or Total
Salary, as the case may be, and years of Accredited Service as of the date the computation is made.

     C.   Conditions Under Which Vested Benefits Will Not Be Paid

     In no event will a Participant receive a deferred monthly pension if:

          (a) He dies before retirement and his spouse is not entitled to benefits under paragraph 6, or

          (b)  He has received a Cash-Out from the Management
Plan.

     If a Participant entitled to a deferred pension, or a Beneficiary, fails to make application for a deferred pension or a related benefit on or before the date when either the Participant or Beneficiary would otherwise be entitled to the benefit, no payment will commence before application is made, but no such failure to make an application shall result in the forfeiture of any deferred pension or benefit.

8.   SERVICE CREDIT

     A.   Determination of Vesting Service

          Vesting Service shall be determined as follows:

          1. (a)  Prior to January 1, 1976

                  Within each calendar year the number of months that the Employee is employed by the Company in other than a temporary status will be added and if the total number of months is six (6) or more, the Employee will be credited with one (1) year of Vesting Service. A fraction of a month will be counted as one (1) month.

             (b)  After December 31, 1975

                  In accordance with the definition of Vesting
Service, paragraph 2 A of the Management Plan, or if more favorable to the Participant, one year of Vesting Service if the Participant is employed by the Company in continuous employment during any calendar year for six months during the year.



                                  21                     10/18/95

          2. The retention or loss of Vesting Service because of Breaks in Service shall be determined in accordance with paragraph 8 D.

     B. Determination of Accredited Service for Computation of a Pension

          1. (a)  For Service Prior to January 1, 1976

                  Accredited Service for the computation of pension will be the total of the months and years of service the Employee was continuously in the employ of the Company in other than a temporary status. For the purpose of determining service credit, a fraction of a month will be credited as one (1) month. Each period of Accredited Service will be added and the total of such service will be used in computing the pension.

             (b)  For Service After December 31, 1975

          1. The aggregate period of employment to the date of Severance from Service, subject to the Rule of Parity provisions in paragraph 8 D. In addition, if an Employee incurs a Severance from Service by reason of a quit, discharge or retirement and subsequently performs an Hour of Service, the period of severance shall not be counted as Accredited Service.

          2. Employees who have acquired five (5) years of Accredited Service shall be credited with all additional years and months of service with the Company regardless of a subsequent Break in Service. However, no period constituting a period of severance will be included in the period of Accredited Service for computation of a pension.

          3. If an allowance has been paid under the provisions of the Company's former Pension Plan for Retirement for Age or the Company's former Employees Security Plan (the "plans"), based upon Accredited Service performed prior to August 1, 1975 and such period of Accredited Service is included in the computation of a pension under the Management Plan, the actuarial present value of the pension so computed will be reduced by the total of such allowance payments. The resulting present value, as so reduced, of the pension will be the basis for determining the monthly pension.

          4. The application of the foregoing provisions solely as they pertain to Accredited Service prior to the effective date of the Management Plan shall not be interpreted so as to reduce




                                  22                     10/18/95
the years and months of Accredited Service which would have been used in the computation of the Employees's pension under the provisions of the plans.

          5. The effect of a Cash-Out of vested rights on Accredited Service will be to deny credit for such Accredited
Service until the Cash-Out is fully repaid, as provided in paragraph 5 F.

          6. A Participant receiving a pension or annuity under the Management Plan or the plans will, if reemployed after August 1, 1975, continue to receive such pension or annuity payments during the period of employment. Upon subsequent retirement, there will be payable to such participant an addition to his pension or annuity based on the service accredited from the date of reemployment. Pension or annuity payments suspended under the provisions of the plans applicable to employees who were reemployed prior to August 1, 1975 shall continue to be suspended and shall otherwise be subject to the provisions of the plans and Title 29 of the Code of Federal Regulations, Section 2530.203-3.

     C. Other Service Recognized for Vesting or Computation of a Pension

     Accredited Service and Vesting Service shall include periods of interruptions in service due to:

          1. To the extent required by law, active military, naval, marine or related service of the United States or the State of New York, or leaves of absence granted pursuant to Company policy for World War II defense employment (1941-1946);

          2. Absence because of illness under sick leave granted; or

          3. Absence under leave granted for any other reason, for time not exceeding a total of six (6) months.

     D.   Additional Rules for Accumulation of Service Credit

     For purposes of this paragraph 8 D, a "period of severance" means a continuous period of time during which an individual is not on the active payroll of the Company, which period shall commence upon such individual's Severance from Service. The following rules shall govern crediting of Service under the Management Plan:





                                  23                     10/18/95

          ( i) For purposes of determining an Employee's initial or continued eligibility to participate in the Management Plan or his nonforfeitable right to a Pension, an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment by the Company and ending on the date a Break in Service begins, except for the periods of Service which may be disregarded on account of the "rule of parity" described in subsection (iii). The first day of such employment or reemployment is the first day the Employee performs an Hour of Service.

          ( ii) In the case of an individual who is absent from work for maternity or paternity reasons or for reasons covered by the Family and Medical Leave Act of 1993 ("FMLA"), the period up to the first anniversary of the first day of such absence shall constitute Service for purposes of vesting and eligibility for benefits under the Management Plan, but shall not constitute Service for accrual or computation of such benefits. If such period of absence for maternity or paternity or FMLA reasons extends beyond the first anniversary of the first day of such absence, the period up to the second anniversary shall constitute neither Service nor a Break in Service, and any further absence shall constitute a period of severance and a Break in Service commencing on such second anniversary. For purposes of this paragraph, (x) an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee (2) by reason of the birth of a child of the Employee
(3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement, and (y) an absence for reasons covered by the FMLA means (1) for the birth of a child or the placement of a child with the Employee for adoption or foster care, (2) for purposes of caring for a spouse, child or parent with a serious health condition, or (3) for the Employee's own serious health condition, pursuant to the FMLA and regulations thereunder.

          (iii) In the case of a Participant who has 5 or more consecutive one year Breaks in Service the following "rule of parity" shall apply:

                 (a) all Service after such Breaks in Service will be disregarded for the purpose of vesting any benefits accrued before such Breaks in Service.






                                  24                     10/18/95

                 (b) the Participant's pre-break Service will count in vesting benefits accruing after the Break in Service, only if either:

                       (1)  such Participant had a vested right
to a Pension at the beginning of the Break in Service; or

                       (2)  upon returning to Service the number
of consecutive one year Breaks in Service is less than the number of years of Service.

     Pre-break Service which, under this "rule of parity", is not required to be counted for vesting purposes following a particular Break in Service, shall not be counted for such purposes following any subsequent Break in Service.

     The foregoing notwithstanding, a Participant shall not lose Vesting Service accrued prior to a Break in Service if the Break in Service resulted from layoff or disability (whether or not constituting Disability as defined in paragraph 2 A of the Management Plan).

9.   EFFECTIVE DATE OF RETIREMENT AND COMMENCEMENT OF BENEFIT
     PAYMENTS

     A. The effective date of a Participant's retirement and, unless the Participant shall elect otherwise, the date benefit payments commence, shall be the first day of the calendar month next following the effective date of the separation of the Participant from the active payroll, except that, in the case of Participant entitled to a deferred pension under paragraph 5 C(1) because of Disability, the effective date of retirement and the date benefit payments commence shall be such Participant's Normal Retirement Date.

     B. Except as otherwise provided in the Management Plan, benefit payments shall commence not later than the 60th day after the close of the Plan Year in which the later of the following events occurs: (a) the Participant attains his Normal Retirement Date or (b) the termination of the Participant's service with the Company. If a Participant's Service continues after his Normal Retirement Date and such Service constitutes Section 203(a)(3)(B) Service (as defined below), the Participant's benefits will be suspended and the Participant shall be notified of the suspension as provided in Title 29, Code of Federal Regulations Section 2530.203-3. In accordance with such regulations, "Section 203(a)(3)(B) Service" shall be determined on a monthly basis and a Participant shall be deemed to be in Section 203(a)(3)(B) Service in any month in which he shall receive payment from the Company for at least eight days of service during that month. Benefits which are suspended in accordance with this provision shall be paid for any month in which the Participant is not considered to be in Section 203(a)(3)(B) Service.





















































                                  25                     10/18/95

     C. Notwithstanding the foregoing, a Participant not receiving benefit payments under the Management Plan who attains age 70 1/2 shall commence receiving benefits as set forth below in the form of a life annuity and such commencement shall not be considered the Participant's Annuity Starting Date:

          (a) Subject to subdivisions (b) and (c) below, the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

          (b) For a Participant who attains age 70 1/2 before January 1, 1988, the date determined in accordance with (1) and
(2) below:

               (1) For a Participant who is not a 5 percent owner, the first day of April of the calendar year following the calendar year in which the later of retirement or age 70 1/2 occur.

               (2) For a Participant who is a 5 percent owner, the first day of April following the later of (x) the calendar year in which the Participant attains age 70 1/2, or (y) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5 percent owner, or the calendar year in which the Participant retires.

          (c) The date for a Participant who is not a 5 percent owner and who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

          (d) A Participant is treated as a 5 percent owner for purposes of this paragraph 9 C if such Participant is a 5 percent owner (as defined in Section 416(i) of the Code) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

          (e) The benefit of any Participant who commences receiving any benefit payments under the paragraph 9 C and who nonetheless continues to accrue years of Accredited Service shall be adjusted each calendar year as of the last day of such year to account for such accruals; provided, however, that such accruals shall be offset (but not below zero) by the actuarial equivalent of the payments made by the Management Plan during such calendar year.

     D. Notwithstanding any provision in the Management Plan to the contrary, all distributions under the Management Plan shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the regulations thereunder, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code. The provisions of this Section override any provision of the Management Plan that is inconsistent with Section 401(a)(9) of the Code.





















































                                  26                     10/18/95

10.   COMPUTATION OF BENEFITS

      A. Computation of Annual Pension - The annual normal amount of pension payable upon retirement at a Participant's
Normal Retirement Date will be equal to:

          1.  For Post-1989 Participants:

              1.50% of the Participant's Final Average Salary for each year of Management Service up to and including 24 years, plus, effective September 1, 1992, 2.00% of the Participant's Final Average Salary for each year of the Participant's Management Service from and including the 25th to and including the 30th year, plus


              0.35% of the Participant's Final Average Salary in excess of the Social Security Taxable Wage Base for each year of Management Service up to a maximum of 30 years,

                          plus

              0.50% of the Participant's Final Average Salary for each year of Management Service in excess of 30 years.

          2.  For 1983-1989 Participants, the greater of:

              (a) The pension determined in accordance with paragraph 10 A1. above, or

              (b) The pension determined in accordance with the following formula applied as if the Participant had terminated employment on the earlier of the date of the Participant's actual termination of employment or December 31, 1989; provided, however, that for such Participants who are Highly Compensated Employees within the meaning of Section 414(q)(1)(B) of the Code, the formula shall be applied as if the Participant terminated employment on the earlier of the date of the Participant's actual termination of employment or December 31, 1988:










                                  27                     10/18/95

              1.833% of the Participant's Final Average Salary for each year of Management Service up to a maximum of 30 years,

                           minus

              1.666% of the Participant's Social Security Benefit for each year of Management Service up to a maximum of 30 years,

                           plus

              0.50% of the Participant's Final Average Salary for each year of Management Service in excess of 30.


          3.   For Pre-1983 Participants, the greater of:

               (a) The pension determined in accordance with paragraph 10 A2. above, or

               (b) The pension determined by computing 2.2% of Total Salary, and by increasing the resulting pension by 0.125%
for each calendar month of Management Service in excess of 30 years.

     B.   Computation of Pension, Annuities, or Benefits Based
          Upon Annual Pension

     The following pensions, annuities or benefits as specified, will be based upon the annual pension determined in accordance with paragraph 10 A. In the event a pension, deferred pension or annuity shall have a present value of $3500 or less, such present value shall be paid in a single lump sum to the Participant or surviving spouse in lieu of the pension, deferred pension or annuity; provided, however, that in no event shall the interest rate utilized in determining such lump sum amount exceed the interest rate, either immediate or deferred, utilized by the Pension Benefit Guaranty Corporation on the first day of the month immediately preceding the Participant's Annuity Starting Date for valuing a lump sum distribution upon plan termination.

     The following computations apply only to an Employee who terminates with vested rights but whose age when added to his years of Accredited Service at termination is equal to seventy-five (75) or more.

     (1)  Retirement at Age Sixty (60) or Later

          The pension payable to an Employee retiring at age sixty (60) or later will be the amount determined as follows:

               (a)  For Post-1989 Participants:























































                                  28                     10/18/95

                    (  i)  1.50% of the Participant's Final
Average Salary for each year of Management Service up to and including 24 years, plus, effective September 1, 1992, 2.00% of the Participant's Final Average Salary for each year of the Participant's Management Service from and including the 25th to and including the 30th year, plus

                    ( ii)   0.35% of the Participant's Final
Average Salary in excess of the Social Security Taxable Wage Base for each year of Management Service up to a maximum of 30 years, multiplied by the appropriate discount factor in Table E if payment of the benefit commences prior to the Participant's Normal Retirement Age, plus

                    (iii)   0.50% of the Participant's Final
Average Salary for each year of the Participant's Management
Service in excess of 30 years.

          (b)   For 1983-1989 Participants, the greater of:

                    (  i)   The pension determined in accordance
with paragraph   10 B(1)(a) above, or

                    ( ii)   The pension determined in accordance
with the following formula applied as if the Participant had terminated employment on the earlier of the date of the Participant's actual termination of employment or December 31, 1989; provided, however, that for such Participants who are Highly Compensated Employees within the meaning of Section 414(q)(1)(B) of the Code, the formula shall be applied as if the Participant had terminated employment on the earlier of the date of the Participant's actual termination of employment or December 31, 1988:

                    (x)    For Participants retiring at age
sixty-two (62) or later 1.833% of the Participant's Final Average
Salary for each year of Management Service up to a maximum of 30 years,









                                  29                     10/18/95
                             minus

                    1.666% of the Participant's Social Security
Benefit for each year of Management Service up to a maximum of 30 years,

                             plus

                    0.50% of the Participant's Final Average
Salary for each year of Management Service in excess of 30.

                    (y)  For Participants retiring between age
sixty (60) and prior to age sixty-two (62) - 1.833% of the Participant's Final Average Salary times Projected Service up to a maximum of 30 years, multiplied by the ratio of actual Management Service to Projected Service, and further multiplied by the appropriate discount factor from column I of Table F, minus

                    1.666% of the Participant's Social Security
Benefit times Projected Service up to a maximum of 30 years, multiplied by the ratio of actual Management Service to Projected Service, and further multiplied by the appropriate discount factor from column II of Table F, plus

                    0.50% of the Participant's Final Average
Salary times the years, if any, of Projected Service in excess of 30, multiplied by the ratio of actual Management Service to Projected Service, and further multiplied by the appropriate discount factor from column I of Table F.

               (c)  For Pre-1983 Participants, the greater of:

                    (  i)  The pension determined in accordance
with paragraph   10 B(1)(b) above, or

                    ( ii)  The pension determined by computing
2.2% of Total Salary, and by increasing the resulting pension by 0.125% for each calendar month of Management Service in excess of 30 years.







                                  30                     10/18/95

          (2)   Early Optional Retirement and Retirement in the
                Discretion of the Company

                This category applies to a Participant who retires prior to age sixty (60). The pension payable to such a Participant will be the amount determined as follows:

                (a) For Post-1989 Participants:

                    (  i)  1.50% of the Participant's Final
Average Salary for each year of Management Service up to and including 24 years, plus, effective September 1, 1992, 2.00% of the Participant's Final Average Salary for each year of the Participant's Management Service from and including the 25th to and including the 30th year, multiplied by the appropriate discount factor in Table A, plus

                    ( ii)   0.35% of the Participant's Final
Average Salary in excess of the Social Security Taxable Wage Base for each year of Management Service up to a maximum of 30 years, multiplied by the appropriate discount factor in Table E,

                          plus

                    (iii)   0.50% of the Participant's Final
Average Salary for each year of Management Service in excess of 30 years, multiplied by the appropriate discount factor in Table
A;

                     provided, however that, effective September
1, 1992, the portion of the pension payable under clauses (i) and
(iii) above to a Participant who retires at age fifty-five (55) or above and prior to age sixty (60) and who has at least 30 years of Accredited Service at retirement shall not be discounted for retirement below age sixty (60).

               (b)   For 1983-1989 Participants, the greater of:

                     (  i)  The pension determined in accordance
with paragraph   10 B(2)(a) above, or

                     ( ii) The pension determined in accordance with the following formula applied as if the Participant had terminated employment on the earlier of the date of the





                                  31                     10/18/95

Participant's actual termination of employment or December 31, 1989; provided, however, that for such Participants who are Highly Compensated Employees within the meaning of Section 414(q)(1)(B) of the Code, the formula shall be applied as if the Participant had terminated employment on the earlier of the date of the Participant's actual termination of employment and December 31, 1988:

                    1.833% of the Participant's Final Average
Salary times Projected Service up to a maximum of 30 years, multiplied by the ratio of actual Management Service to Projected Service, and further multiplied by the appropriate discount factor from column I of Table F, minus

                    1.666% of the Participant's Social Security
Benefit times Projected Service up to a maximum of 30 years, multiplied by the ratio of actual Management Service to Projected Service, and further multiplied by the appropriate discount factor from column II of Table F, plus

                    0.50% of the Participant's Final Average
Salary times the years, if any, of Projected Service in excess of 30, multiplied by the ratio of actual Management Service to Projected Service, and further multiplied by the appropriate discount factor from column I of Table F.

               (c)  For Pre-1983 Participants, the greater of:

                    (  i)  The pension determined in accordance
with paragraph   10 B(2)(b) above, or

                    ( ii)  The pension determined by computing
2.2% of Total Salary, and by increasing the resulting pension by 0.125% for each calendar month of Management Service in excess of 30 years, multiplied by the appropriate discount factor in Table A; provided, however, that, effective September 1, 1992, the pension payable to a Participant who retires at age fifty-five
(55) or above and prior to age sixty (60) and who has at least 30 years of Accredited Service at retirement shall not be discounted for retirement below age sixty (60).







                                  32                     10/18/95

          (3)  Disability Annuity Prior to Attaining Age Sixty
               (60)

               The Pension payable to a Participant described in paragraph 5 C(2)(i) is the Pension determined in accordance with paragraph 10 B, but without reduction because such Pension shall commence before age sixty (60). The annuity payable to a Participant described in paragraph 5 C(2)(ii) will be equal to the greater of the pension determined in accordance with (x) paragraph 10 B(2)(c)(i) or (y) paragraph 10 B(2)(c)(ii) plus an amount which when added to such pension determined in accordance with paragraph 10 B(2)(c)(ii) will yield an annuity in an amount calculated by reducing the pension determined in accordance with 10 A3(b) by 0.125% for each calendar month (1 1/2% per year) between the Participant's projected date of retirement at age sixty (60) and the date of his retirement for disability.

          (4)  Joint & Survivor Annuity

               A surviving spouse entitled under paragraph 6 A to receive an Annuity upon surviving a deceased retired Participant shall receive an Annuity equal to fifty percent (50%) of the Pension which the deceased Participant had been receiving.

          (5)  Preretirement Surviving Spouse Benefits

               ( i) A surviving spouse entitled under paragraph 6 B(i) to receive an Annuity shall receive an Annuity equal to fifty percent (50%) of the Pension which the deceased Participant would have begun receiving if such Participant had terminated employment on the date of death and had applied for a Pension commencing on the first day of the month following the death. Payment of the Annuity shall commence on the first day of the month following the death unless the surviving spouse elects a later commencement date.

               (ii) A surviving spouse entitled under paragraph 6 B(ii) to receive a preretirement survivor benefit shall receive an immediate lump sum payment equal to fifty percent (50%) of the Cash-Out the deceased would have received if he had terminated on the date of death and elected a Cash-Out; provided, however, that in no event shall the interest rate utilized in determining such lump sum amount exceed the interest rate, either immediate or deferred, utilized by the Pension Benefit Guaranty Corporation on







                                  33                     10/18/95
the first day of the month immediately preceding the Participant's Annuity Starting Date for valuing a lump-sum distribution upon plan termination. If the lump sum amount exceeds $3,500, the surviving spouse must consent to the lump sum payment in writing on a form provided by the Plan Administrator. If the surviving spouse does not consent, he or she shall receive an immediate Annuity equal to fifty percent (50%) of the present Annuity value of the deceased's vested accrued Pension at Normal Retirement Age. Payment of the Annuity shall commence on the first day of the month following the death unless the surviving spouse elects a later commencement date.

     (6)  Deferred Pension

          A Participant, upon termination of employment, may elect to have his pension as determined in accordance with paragraph 10 A deferred to a later date but not beyond Normal Retirement Age. Upon application for payment of the deferred pension, the computation of the pension payable in accordance with paragraph 10 B(1) or (2) will be based on the Participant's age on the Participant's Annuity Starting Date.

     The following computations apply only to a Participant who terminates with vested rights but whose age at termination when added to his years of Accredited Service at termination is equal to less than seventy-five (75).

     (7)  Deferred Pension at Normal Retirement Age

          A Participant who elects to defer his pension to Normal
Retirement Age will be paid the pension determined in accordance with paragraph 10 A.

     (8)  Deferred Pension Prior to Normal Retirement Age

          A Participant who elects to take his deferred pension prior to Normal Retirement Age on or after the date when his age plus years of Accredited Service are equal to seventy-five (75) will have the pension determined in accordance with paragraph 10 B(2).

     (9)  Determination of Present Value of Vested Pension
          Payable at Normal Retirement Age - Cash-Out

          The Cash-Out is a lump-sum payment representing the present value of the deferred pension payable to the Participant at Normal Retirement Date and will be computed by multiplying the pension determined in accordance with paragraph 10 B(7) by the



                                  34                     10/18/95
factor in Table B corresponding to the age of the Participant on the first day of the month following termination; provided, however, that in no event shall the interest rate utilized in determining the factors in Table B exceed the interest rate, either immediate or deferred, utilized by the Pension Benefit Guaranty Corporation on the first day of the month immediately preceding the Participant's Annuity Starting Date for valuing a lump-sum distribution upon plan termination. In lieu of the Cash-Out, the Participant may receive an immediate annuity which shall equal the deferred pension payable to the Participant at his Normal Retirement Date, appropriately reduced for commencement prior to such Normal Retirement Date and shall be determined by using the same actuarial assumptions as used for Table B and based on the Participant's age at his Annuity Starting Date.

     (10) Ten Year Certain Optional Pension

          The Pension payable to an eligible Participant who elects a ten year certain option pursuant to paragraphs 6 D, 6 E or 6 F shall be the Pension determined by the appropriate subsection of paragraph 10 B above, multiplied by the appropriate factor in Table C or Table D, whichever Table is applicable, corresponding to the age of the Participant at the Participant's Annuity Starting Date.

     C.  1993 Special Retirement Program

     Effective September 1, 1992, notwithstanding any other provision of the Management Plan, the following provision shall be applicable only to the Final Average Salary formula set forth in paragraphs 10 A1, 10 B(1)(a), and 10 B(2)(a) of the Management Plan and shall be available only to Employees who meet the eligibility criteria and only during the limited period of time and on the other terms and conditions set forth below:

     (1) Any employee who, prior to February 1, 1993, has reached at least his fifty-fifth (55th) birthday and whose age plus years of Accredited Service equal at least 75 prior to such date and who elects during the period from November 1, 1992 through January 8, 1993 on a form furnished by and filed with the Company to accept the retirement incentives (a) shall retire with an effective retirement date of February 1, 1993, (b) shall be credited with five additional years of Management Service solely for purposes of calculating the Employee's Pension under the Final Average Salary formula, and (c) shall not have the early retirement discount factors applied to the Employee's Pension calculated under the Final Average Salary formula, except for the portion of the formula integrated with the Social Security Taxable Wage Base which portion shall be reduced for retirement before the Participant's Social Security Retirement Age in accordance with federal income tax regulations. The additional years of age shall not be credited for purposes of calculating the Employee's Final Average Salary or Total Salary and shall not be added to the Employee's age for purposes of determining


















































                                  35                     10/18/95
whether the Employee's age plus years of Accredited Service equal at least 75.

     (2) No employee shall be obligated to accept the retirement incentives, and an Employee's election to accept the retirement incentives shall be purely voluntary. As a condition to an Employee's receiving the retirement incentives under (1) above, the Company shall have the right to obtain from the Employee a waiver and/or release of claims against the Company consistent with the requirements of the federal Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act.

     D.  Fresh Start

     Notwithstanding any provision in the Management Plan to the contrary, the annual amount of pension of a Participant who is affected by the imposition of the $150,000 limitation on Annual Basic Straight-Time Compensation provided in the definition of such term in paragraph 2 A shall be equal to the greater of (i) the Participant's pension calculated under the provisions of the Management Plan as determined with regard to such limitation or
(ii) the Participant's pension determined as of December 31, 1993 plus the Participant's pension based solely on Accredited Service after such date under the provisions of the Management Plan as determined with regard to such limitation. For purposes of the Management Plan, the Participant's pension determined as of December 31, 1993 shall be equal to the greater of (x) the pension calculated under the provisions of the Management Plan as determined with regard to the $200,000 limitation on Annual Basic Straight-Time Compensation provided in the definition of such term in paragraph 2 A or (y) the Participant's pension determined as of December 31, 1988 plus the Participant's pension based solely on Accredited Service after such date under the provisions of the Management Plan as determined with regard to such limitation. However, the annual normal amount of pension shall never be less than the greatest amount of reduced early retirement pension which the Participant could have received under paragraph 10 before his Normal Retirement Date.

11.  LIMITATION OF BENEFITS AND DEDUCTIONS FROM BENEFITS

     A.  Maximum Benefits

     Effective January 1, 1987, for purposes of this paragraph 11 A, the terms "Annual Basic Straight-Time Compensation", "Final Average Salary", and "Compensation" shall exclude amounts contributed by the Company on the Employee's behalf under other plans of the Company on a salary reduction basis which are not includible in the gross income of the Employee under Sections 402(a)(8) and 125 of the Code. The maximum annual pension payable under the Management Plan and other Company defined benefit plans shall be equal to the lesser of:

          (1)  the defined benefit dollar limitation, and



















































                                  36                     10/18/95

          (2) 100% of the Participant's average compensation for the three consecutive years that produce the highest average.

     If the annual benefit commences when the Participant has less than 10 years of service with the Company, the maximum benefit payable is reduced by one-tenth for each year of service less than ten.

     The defined benefit dollar limitation is $90,000. Effective on January 1, 1988, and each January thereafter, the $90,000 limitation above will be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code in such manner as the Secretary shall prescribe. The new limitation will apply to limitation years ending with the calendar year of the date of the adjustment.

     If the annual benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age 62, the defined benefit dollar limitation shall be determined as follows:

          ( i) If a Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

          (ii) If a Participant's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

     If the annual benefit of a Participant commences prior to age 62, the defined benefit dollar limitation shall be the actuarial equivalent of an annual benefit beginning at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age
62.

     If the annual benefit of a Participant commences after the Participant's Social Security Retirement Age, the defined benefit dollar limitation shall be adjusted so that it is the actuarial equivalent of an annual benefit of such dollar limitation beginning at the Participant's Social Security Retirement Age.


                             37                     10/18/95

     Annual benefit shall mean a benefit payable annually in the form of a straight life annuity with no ancillary benefits.
Benefits payable in any other form will be adjusted to the actuarial equivalent of a straight life annuity.

     Actuarial equivalent shall be determined by using an interest rate assumption equal to the greater of 5%, or the rate specified in the Management Plan. For benefits payable after a Participant's Social Security Retirement Age, the word "lesser" shall be substituted for the word "greater" in the preceding sentence.

     For purposes of the limitations of this paragraph 11, compensation shall mean all compensation of the Participant from the Company for the limitation year.

     The limitations of this paragraph 11 will be deemed satisfied if the annual benefit payable to a Participant is not more than $1,000 multiplied by the Participant's years of service with the Company (not exceeding 10), and the Participant never participated in a defined contribution plan maintained by the Company.

Alternative Maximum Benefit

     The annual retirement income payments under the Management Plan shall be treated as not exceeding the limitations above in the case of an Employee who was an active Participant before October 2, 1973 if such annual retirement income (calculated on the basis of the Straight Life Annuity form) neither exceeds:

          (a) 100% of his annual rate of compensation on the earlier of October 2, 1973 or his termination date, nor

          (b) 100% of the annual benefit which would have been payable to such Participant on retirement assuming

               ( i) all the terms and conditions of the Plan on the earlier of October 2, 1973 or his termination date had continued unchanged, and

               (ii)  his compensation on October 2, 1973
continued to his termination date.

     In the case of an Employee who ceased employment before October 2, 1973 and who becomes entitled to benefit payments beginning on or after August 1, 1975, the annual benefit under

                                  38                     10/18/95
this paragraph shall not be greater than the deferred vested benefit to which he was entitled as of his termination date.

Combined Maximum Limits

     If the Participant is, or was, covered under a defined benefit plan and a defined contribution plan maintained by the Company the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction may not exceed
1.0 in any limitation year.

     The defined benefit plan fraction is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Company and the denominator of which is the lesser of (i) 1.25 times the dollar limitation of
Section 415(b)(1)(A) of the Code in effect for the limitation year, or (ii) 1.4 times the Participant's average compensation for the three consecutive years that produces the highest average.

     The defined contribution plan fraction is a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all defined contribution plans maintained by the Company (whether or not terminated) for the current and all prior limitation years, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Company: (i) 1.25 times the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year, or (ii) 1.4 times the amount which may be taken into account under Section 415(c)(1)(B) of the Code.

     Projected annual benefit means the annual benefit to which the Participant would be entitled under the terms of the Plan, if the Participant continued employment until Normal Retirement Age (or current age, if later) and the Participant's compensation for the limitation year and all other relevant factors used to determine such benefit remained constant until Normal Retirement Age (or current age, if later).

     Annual additions means the sum credited to a Participant's account for any limitation year, of :

          a.  Company contributions,

          b. with respect to limitation years beginning before 1987, the lesser of the amount of Employee Contributions in excess of 6% of his compensation for the limitation year, or one half of the Employee contributions for that year, and with respect to limitation years beginning after 1986, all of the Employee contributions, and















































                                  39                     10/18/95

          c.  forfeitures.

     If, in any limitation year, the sum of the defined benefit plan fraction and the defined contribution plan fraction will exceed 1.0, the rate of benefit accruals under this Plan will be reduced so that the sum of the fractions equals 1.0.

     B.   Minimum Benefits

     1. The minimum benefits payable to a Participant receiving a pension first payable on or after attaining age sixty-two
(62), or a disability annuity after having attained Normal
Retirement Age, subject to other provisions of the Management
Plan, shall be the greater of:

          (a)  $4.40 per month for each year, up to twenty-five
(25) years, of Management Service.

          (b)  $110 per month for an Employee having twenty-five
(25) years of Management Service, plus $5.50 per month for each additional year of Management Service up to thirty (30) years;

          (c) $137.50 per month for an Employee with thirty (30) or more years of Management Service.

          2. The minimum disability annuity payable under the Management Plan, subject to other provisions of the Management
Plan, shall be $55 per month. The benefit payable to a Participant, either

               (a) in accordance with the Management Plan's optional early retirement provisions, or

               (b) in accordance with the Management Plan's Normal or Mandatory Retirement Date, shall not be less than the greatest early retirement income amount which may be calculated under the optional early retirement provision as of the last day of any computation period which ended before his retirement date.

     C.   Deductions for Pension or Benefits Under Other Pension
          Plans

     There shall be deducted from any benefit for which an Employee may be eligible under the Management Plan the amount of each and every payment or benefit received by such Employee by reason of his retirement on account of service with any other employer where years of service with such other employer are included in years of Accredited Service under the Management Plan, provided that pension payments by Federal, State or municipal governments for service under those governments shall not be deducted hereunder.















































                                  40                     10/18/95

     D.   Limitation of Deductions

     The deductions authorized by paragraph 11 C shall not be applied or made in such a manner as to reduce below ten dollars ($10.00) in any month the net amount payable to any Employee receiving a benefit under the Management Plan, nor shall any net benefit amount payable be reduced below ten dollars ($10.00) in any month.

     E   Pre-July 1, 1989 Transfers

     This paragraph 11 E shall apply to a Participant whose benefit under the Weekly Plan is based upon the Weekly Plan formula in effect prior to amendments effective July 1, 1989 and shall not apply to any Participant who has a benefit calculated under the Weekly Plan based upon the plan formulas adopted on or after July 1, 1989. Benefits for such Participants shall be determined as described in paragraph 11 F.

     A Participant whose Accredited Service consists of both Weekly Service and Management Service and who is eligible for a benefit under the Management Plan shall in any event be entitled to a benefit under the Management Plan which is not less than the benefit computed under paragraph 10 A (the "Basic Benefit").

     If such Participant was a Management Employee at the time of termination of the Participant's employment with the Company, the Participant shall be entitled to the greater of

          1.  the Basic Benefit, or

          2. the benefit which would be payable under the Management Plan if all of the Participant's Accredited Service had been Management Service, reduced by the amount of any benefit to which the Participant shall be entitled under the Weekly Plan.

     A Participant who is eligible for a benefit under the Management Plan, but who is a Weekly Employee at the time of termination of the Participant's Service with the Company, shall be paid from the Management Plan a pension benefit equal to the greater of: (A) the benefit calculated under the formula set forth in paragraph 10 A utilizing Total Salary or Final Average Salary for all years of Service with the Company, including Management and Weekly Service, multiplied by a fraction, the numerator of which shall be Years of Management Service, and the denominator of which shall be the sum of Years of Management Service and Years of Weekly Service, or (B) the benefit calculated under the formula set forth in paragraph 10 A utilizing Total Salary or Final Average Salary for Management Service only.


















































                                  41                     10/18/95

     F.   Post-June 30, 1989 Transfers

     If a Participant whose Accredited Service consists of both
Weekly Service and Management Service and whose Weekly Service includes periods of employment subsequent to June 30, 1989, such Participant's benefit under the Management Plan shall be calculated as described below.

     If the Participant is a Management Employee at the time of termination of the Participant's employment with the Company, then, notwithstanding the provisions of paragraph 10 hereof, the Participant shall be entitled only to a benefit calculated under paragraph 10 of the Management Plan as if all of the Participant's Accredited Service had been Management Service, and reduced by the amount of any benefit to which the Participant shall be entitled under the Weekly Plan.

     If the Participant is a Weekly Employee at the time of termination of the Participant's employment with the Company, then the benefit under the Management Plan shall be determined under paragraph 10 based upon Total Salary or Final Average Salary including Management and Weekly Service, multiplied by a fraction, the numerator of which shall be Years of Management Service and the denominator of which shall be the sum of Years of Management Service and Years of Weekly Service. Notwithstanding the preceding, the benefit under the Management Plan shall not be less than the accrued benefit at time of transfer to the Weekly Plan calculated as if the Participant had then terminated employment with the Company.

12.  PAYMENT OF BENEFITS

     A.   Manner of Payment of Benefits

     (1) All benefits provided by the Management Plan shall be determined on an annual basis and payable, upon application, in the following manner:

          (i) in the case of pensions, annuities and surviving spouse benefits, monthly payments equal to one-twelfth (1/12th) of the annual amount;

          (ii) in the case of a Cash-Out, there will be a single payment.

     Payments in the case of disability may begin, in the discretion of the Company, earlier than the effective date of retirement.

     No benefit payable under the Management Plan shall be reduced after the commencement of payments except to correct an error in the determination of the benefits or if required by ERISA or governmental authority.













































                                  42                     10/18/95

     (2) Effective January 1, 1981, Participants who retired from service of the Company prior to January 1, 1978 and are receiving payments under paragraph A (1) (i) above shall have their payments increased in accordance with the following:

                                    Increase In
               Year Retired       Monthly Payment

               Prior to 1958           10%
               1958 - 1965              8%
               1966 - 1971              6%
               1972 - 1975              4%
               1976 - 1977              2%

     Payments to widows and surviving spouses shall be increased, in accordance with the above schedule, based upon the year in which the deceased Participant retired.

     No monthly payment shall be increased by less than ten
($10.00).

     (3) Effective January 1, 1984, Participants who retired prior to January 1, 1984, and surviving spouses of Participants who retired or died prior to January 1, 1984, and who receive payments under paragraph A(1) (i) above, shall have their monthly payments, as such monthly payments may have been adjusted pursuant to paragraph A(2) above, increased by a percentage which shall equal one percent times the difference between 1984 and the earlier of the year in which the Participant retired or died, provided that no monthly payment shall be increased by less than ten dollars ($10.00).

     (4) Each participant and surviving spouse who is entitled to receive a Pension or Annuity from the Management Plan for the month of November 1986, and who, or in the case of a surviving spouse of a deceased retired participant, whose deceased spouse, commenced receiving a Pension or Annuity prior to December 31, 1985, shall have the Pension or Annuity for the month of November 1986 and each month thereafter, until further changed or terminated in accordance with provisions of the Management Plan, increased by one percent (1%) of such Pension or Annuity multiplied by the number of whole or partial calendar years up to and including 1985 during which the Management Plan was paying a Pension or Annuity to such participant or surviving spouse, or to both such surviving spouse and the deceased participant who retired and commenced to receive a Pension from the Management Plan.

     B.   Termination of Payments

     Payments to a Participant or to a Beneficiary shall terminate on the last day of the month in which the Participant or Beneficiary dies.














































                                  43                     10/18/95

     C.   Direct Rollover of Certain Distributions

     1. This paragraph applies to certain distributions made on or after January 1, 1993. Notwithstanding any provision of the Management Plan to the contrary that would otherwise limit a distributee's election under the paragraph, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     2. The following definitions apply to the terms used in this paragraph:

          (a) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income;

          (b) An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity;

          (c) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former souse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse; and

          (d)  A "direct rollover" is a payment by the Management
Plan to the eligible retirement plan specified by the distributee.

     In the event that the provisions of this paragraph C or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this paragraph C or any applicable part thereof shall be ineffective without the necessity of further amendment to the Management Plan.












































                                  44                     10/18/95

13.  ASSIGNMENT OR NON-ALIENATION OF BENEFITS

     Except as provided below, benefits payable under the Management Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, change, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Management Plan except for a transfer pursuant to a "qualified domestic relations order" within the meaning of Section 414 (p) of the Code. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The trust fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagement, or torts of any person entitled to benefits hereunder. The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. If the present value of any series of payments under a qualified domestic relations order amounts to $3,500 or less, a lump sum payment of such present value shall be made in lieu of the series of payments.

     After a benefit is in pay status, a Participant receiving such benefit may make a voluntary and revocable assignment (not to exceed ten percent (10%) of any benefit payment) provided the assignment is not for the purpose of defraying administrative costs.

14.  NO RIGHT TO EMPLOYMENT

     The Management Plan shall not be construed to give any Employee the right to be retained in the service of the Company or the right to be reemployed after termination or retirement.

15.  TRUST FUND

     All contributions made by the Company under the Management Plan shall be paid to the trustee or trustees, who shall be designated by the Company, and deposited in a trust fund or funds. In accordance with paragraph 19 B, all assets of the trust funds, including investment income, shall be retained for the exclusive benefit of Participants and Beneficiaries, shall be used to pay benefits to such persons or to pay administrative expenses to the extent not paid by the Company, and shall not revert to or inure to the benefit of the Company prior to the satisfaction of all such benefits.
     Payment by the trust in good faith to one who claims to be entitled to payment of a benefit hereunder shall discharge the trust from any further liability therefor to any other claimant.














































                                  45                     10/18/95

     In the discretion of the Company, the assets of the aforementioned trust fund or funds may be held by a single trustee, together and commingled with the assets of the trust fund or funds provided for under the Weekly Plan, provided that the beneficial interest of each trust fund in the commingled assets shall be separately accounted for and the beneficial interest of the trust fund or funds under the Management Plan shall be applied solely in accordance with the Management Plan and shall not be available to provide benefits under the Weekly Plan, or for any other purpose. Expenses and taxes, to the extent paid from the commingled trust assets, shall be equitably divided between the trust fund or funds under the Management Plan and the trust fund or funds under the Weekly Plan.

     The Named Fiduciaries of the Management Plan are hereby authorized to take such action as may be necessary to cause the respective beneficial interests properly allocable to the Weekly Plan and to the Management Plan, in the assets of the trust fund held pursuant to The Consolidated Edison Pension and Benefits Plan on December 31, 1982, to be determined and thenceforth accounted for as two separate trust funds.

16.  CONTRIBUTIONS

     A.  Payment of Contributions

     The contributions by the Company shall be made at such times as may be decided upon by the Company.

     B.  Funding Policy Procedure and Amount of Contributions

     In accordance with the funding policy established by the Company upon recommendation by the Named Fiduciaries based upon the advice of an enrolled actuary, the Company from time to time shall make contributions, determined on an annual basis as a percentage of straight-time annual payroll for Management Employees, in such amounts as it shall deem necessary to carry out the objectives of the Management Plan, but in any event the contributions shall: (1) conform to the funding standards of
Section 302 of ERISA; and (2) not be greater than the maximum amount deductible for Federal income tax purposes during the year for which the contribution is made.

     C.  Payment of Expenses

     All expenses of investment and administration of the trust fund and of administration of the Plan, including any taxes which may be assessed or levied against the trust fund, shall be paid by the Trustee from the trust fund, unless paid by the Company.

     D.  Restrictions on Recovery by Company of Contributions

     Except as provided in paragraphs 20 B and 23 D, under no circumstances shall amounts of money or other things of value contributed by the Company to the trust fund be recoverable by the Company from the trustee or from any Participant or Beneficiary, or be used for, or diverted to, purposes other than










































                                  46                     10/18/95
for the exclusive benefit of the Participants and Beneficiaries of the Management Plan; provided, however, that if a contribution is made by the Company by mistake of fact, the contribution shall be returned to the Company within one (1) year after the payment of the contribution, or if the Management Plan or the trust (or trusts) fails to qualify under Sections 401 and 501 of the Code or (each contribution made to this Plan is expressly conditioned on its deductibility under Section 404 of the Code) if the deduction of any part of any contribution is disallowed, the contribution shall be returned to the Company within one (1) year after the date of denial of qualification of the Management Plan or trust (or trusts) or within one (1) year after the disallowance of the deduction.

     E.  Management Plan is Non-Contributory

     No contributions by Employees shall be required hereunder.

17.  FIDUCIARIES

     A.   Named Fiduciaries

          1. Persons from time to time occupying the following offices of the Company are hereby designated as Named Fiduciaries and shall have authority jointly to control and manage the operation and administration of the Management Plan (including the appointment of the Plan Administrator): Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. The Company may designate other persons who, upon acceptance of such designation, shall serve as Named Fiduciaries either instead of or in addition to those named above. Any such designation and acceptance shall be in writing and retained by the Plan Administrator.

          2. The Named Fiduciaries may allocate fiduciary responsibilities (other than trustee responsibilities as defined in ERISA) among Named Fiduciaries and may designate persons other than Named Fiduciaries to carry out fiduciary responsibilities (other than trustee responsibilities as defined in ERISA) under the Management Plan, in accordance with the following procedure:

              The Chief Executive Officer of the Company shall in writing allocate fiduciary responsibilities among the Named Fiduciaries, and the acceptance of such responsibilities by the Named Fiduciaries shall be in writing. Any designation by a Named Fiduciary of persons other than Named Fiduciaries to carry out fiduciary responsibilities (other than trustee responsibilities

                                  47                     10/18/95
as defined in ERISA) shall be in writing, a copy of which shall be delivered to the designee, and shall specify the fiduciary responsibilities to be carried out by the designee. Written notice of any such designation shall be given to all other Named Fiduciaries by the Named Fiduciary who makes the designation.
Any such allocations and acceptances and designations, shall be retained by the Plan Administrator.

          3. A Named Fiduciary, or a fiduciary designated by a Named Fiduciary pursuant to the procedure set forth in paragraph
17 A 2., may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Management Plan.

          4. A person who is a Named Fiduciary with respect to control or management of the assets of the Management Plan may appoint, or terminate the appointment of, an investment manager or managers to manage (including the power to acquire and dispose of) any assets of the Management Plan.

          5. A majority of the Named Fiduciaries may jointly, with the prior approval of the Board of Trustees of the Company, direct any trustee appointed pursuant to paragraph 15 to invest all or any part of the trust fund held by such trustee in insurance policies and contracts, including group annuity contracts, and in tax-exempt group trusts, and from time to time to liquidate any such investment in whole or in part.

     B.   Fiduciary Responsibilities

     The Named Fiduciaries, and all other persons having fiduciary responsibilities under the law, shall discharge their duties with respect to the Management Plan in accordance with the law, and solely in the interest of the Participants and Beneficiaries and

          1.  for the exclusive purpose of:

              (a) providing benefits to Participants and their Beneficiaries; and

              (b) defraying reasonable expenses of administering the Management Plan;

          2. with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the

                                  48                     10/18/95
conduct of an enterprise of a like character and with like aims;

          3.  by diversifying the investments of the Management
Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

          4. in accordance with the documents and instruments governing the Management Plan insofar as such documents and instruments are consistent with the law.

     C.   General Provisions Concerning Fiduciaries

          1. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Management Plan
(including service both as trustee and administrator).

          2.  Responsibilities for the operation and
administration of the Management Plan may be allocated in accordance with the following procedure:

              The Chief Executive Officer of the Company shall allocate responsibilities for operation and administration of the Management Plan, and shall notify all Named Fiduciaries of any such allocation. Any such allocation shall be in writing, a copy of which shall be delivered to the person to whom the responsibilities are allocated, and shall be retained by the Plan Administrator.

18.  POWERS AND DUTIES OF PLAN ADMINISTRATOR

     A.  Rules and Decisions

     The Plan Administrator may adopt such rules as he deems necessary, desirable, or appropriate. All rules and decisions of the Plan Administrator shall be uniform and consistent as to all Participants and Beneficiaries in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Company, the legal counsel of the Company, the enrolled actuary, any trustee of the trusts, or the independent qualified public accountant.







                                  49                     10/18/95

     B.  Records and Reports

     The Plan Administrator shall exercise such authority and responsibility, and perform such duties, as may be required in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participants' service, accrued benefits, and benefits which are nonforfeitable under the Management Plan; notifications to participants, annual registration with the Internal Revenue Service; annual reports to the Department of Labor; and reports to the Pension Benefit Guaranty Corporation.

     C.   Other Plan Administrator Powers and Duties

     The Plan Administrator shall have such other duties and powers as may be necessary to discharge his duties hereunder, including but not by way of limitation, the following:

          1. to decide all claims and questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder and to construe and interpret the Management Plan or the plans as may be necessary in connection therewith;

          2. to prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

          3. to prepare and distribute, in such manner as he determines to be appropriate, information explaining the Management Plan;

          4. to receive from the Company and from Participants such information as shall be necessary for the proper administration of the Management Plan;

          5. to furnish the Company, upon request, such annual reports with respect to the administration of the Management Plan as are reasonable and appropriate;

          6. to receive and review the periodic valuation of the Management Plan made by the enrolled actuary;

          7. to receive, review and keep on file (as he deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the trust fund from the trustee or trustees;



                                  50                     10/18/95

          8. to appoint or employ individuals to assist in the administration of the Management Plan and to perform the specific operational and administrative duties and functions necessary to plan administration;

          9. to receive service of legal process, as agent for the Management Plan.

     The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Management Plan, or to change or add to any benefits provided by the Management
Plan, or to waive or fail to apply any requirements of eligibility for a pension under the Management Plan.

19.  ADMINISTRATION

     A.  Restriction on Powers

     No rule or regulation under the Management Plan shall be made and no action under its provision shall be taken which, with respect to contributions or benefits, or in any other respect, discriminates in favor of employees who are officers, shareholders, persons whose principal duties consist in supervising the work of other employees, or highly compensated employees.

     B.  Ascertainment of Benefits

     It shall be the duty of the Plan Administrator to examine into the facts relating to each Employee and determine his rights under the Management Plan and the amount and extent of the benefit which shall be payable to him or his spouse and the dates such benefit shall commence and cease. Such determination, if made in conformance with the provisions of the Management Plan, shall be final and binding upon such Employee and Employee's spouse.

     In making such determination, the Plan Administrator shall follow the provisions of the Management Plan and shall not pay or cause to be paid any benefit, either during the existence or upon the discontinuance of the Management Plan, which would cause any part of the trust fund or funds to be used for or diverted to purposes other than for the exclusive benefit of the Employees of the Company or their spouses pursuant to the provisions of the Management Plan at any time prior to the satisfaction of all liabilities with respect thereto under the Management Plan.

     C.   Claims

          1. When any claim for benefits by a Participant or a Beneficiary is denied, the claimant shall be notified in writing















































                                  51                     10/18/95
sent by certified mail of the specific reasons for the denial, in a manner calculated to be understood by the claimant.

          2. If the claim for benefits of a Participant or Beneficiary is denied, the claimant shall have the right to a full and fair review of the decision denying such benefits, provided that the request for review, which shall be in writing and addressed to the Plan Administrator, shall be made within ninety (90) days after the claimant receives notice of the denial of benefits.

     D.   Records

     The Plan Administrator shall maintain or cause to be maintained accounts showing the fiscal transactions of the Management Plan, and shall cause to be kept, in convenient form, such data as may be necessary for actuarial valuations under the Management Plan and such other matters and records as may be required to comply with ERISA.

20.  TERMINATION OR MODIFICATION OF THE MANAGEMENT PLAN

     A.  Right to Terminate or Modify

     The Company expects to continue the Management Plan indefinitely and to make contributions to the trust fund or funds under the Management Plan to meet the costs of all benefits provided hereunder, as a current charge upon operating expenses. The Company, however, except as it may have otherwise expressly agreed, reserves the right in its absolute discretion at any time and from time to time, and retroactively if deemed necessary or appropriate by it to conform with governmental regulations or other policies, by action of its Board of Trustees or pursuant to authority granted by its Board of Trustees, to amend, modify or terminate in whole or in part the Management Plan and the contributions thereunder. No such amendment, modification or termination, however, shall vest in the Company directly or indirectly any interest, ownership or control in the trust fund, except to the extent of any balance remaining after satisfaction of all liabilities under the Management Plan. No such amendment or modification shall retroactively decrease or otherwise affect adversely Employees' accrued benefits under the Management Plan as in effect on the later of the date on which the amendment is adopted or becomes effective.

     B.  Rights Upon Termination

     In the event of termination of the Management Plan, each Participant's interest as of the date of the termination to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of the Management Plan shall be used for the exclusive benefit of persons entitled to benefits under















































                                  52                     10/18/95
the Management Plan as of the date of termination, except as provided in paragraph 16 D. However, any funds not required to satisfy all liabilities of the Management Plan for benefits because of erroneous actuarial computation shall be returned to the Company. The Plan Administrator shall determine on the basis of actuarial valuation the share of the funds of the Management Plan allocable to each person entitled to benefits under the Management Plan in accordance with Section 4044 of ERISA or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Management Plan, the provisions of this paragraph 20 B shall be applicable to the Employees affected by that partial termination.

21.  MISCELLANEOUS

     A.   Merger or Consolidation

     In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in the Management Plan shall (if the Management Plan is terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Management Plan had then terminated).

     B.   Limitation of Benefits Payable to Highly Compensated
Employees

          (1)  The provisions of this paragraph 21 B shall apply
(i) in the event the Management Plan is terminated, to any Employee who is a highly compensated employee or highly compensated former employee (as those terms are defined in Section 414(q) of the Code) of the Company and (ii) in any other event, to any Employee who is one of the 25 highly compensated employees or highly compensated former employees of the Company with the greatest compensation in any Plan Year. The amount of the annual payments to any one of the Employees to whom this paragraph 21 B applies shall not be greater than an amount equal to the annual payments that would be made on behalf of the Employee during the year under a single life annuity that is of equivalent actuarial value to the sum of the Employee's accrued benefit and the Employee's other benefits under the Management Plan. Equivalent actuarial value means equivalent value determined on the basis of the same actuarial assumptions as used for Table A or Table F, whichever Table is applicable.

          (2) If, (i) after payment of Pension or other benefits to any one of the Employees to whom this paragraph 21 B applies, the value of Management Plan assets equals or exceeds 110 percent


















































                                  53                     10/18/95
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of the value of current liabilities (as that term is defined in
Section 412(1)(7) of the Code) of the Management Plan, (ii) the value of the accrued benefit and other benefits of any one of the Employees to whom this paragraph 21 B applies is less than one per cent of the value of current liabilities of the Management Plan, or (iii) the value of the benefits payable to an Employee to whom this paragraph 21 B applies does not exceed the amount described in Section 411(a)(11)(A) of the Code, the provisions of subdivision (1) above will not be applicable to the payment of benefits to such Employee.

          (3) If an Employee to whom this paragraph 21 B applies elects to receive a lump sum payment in lieu of his accrued benefit and the provisions of subdivision (2) above are not met with respect to such Employee, the Employee shall be entitled to receive his benefit in full provided he shall agree to repay to the Management Plan any portion of the lump sum payment which would be restricted by operation of the provisions of subdivision (1), and shall provide adequate security to guarantee that repayment.

          (4) Notwithstanding subdivision (1) of this paragraph 21 B, in the event the Management Plan is terminated, the restriction of this paragraph 21 B shall not be applicable if the benefit payable to any highly compensated employee and any highly compensated former employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

          (5) If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this paragraph 21 B are no longer necessary to qualify the Management Plan under the Code, this paragraph 21 B shall be ineffective without the necessity of further amendment to the Management Plan.

     C.  Forfeitures

     Any forfeitures arising under the Management Plan shall be used to reduce the Company's contribution.

22.  TOP-HEAVY PROVISIONS

     A. The following definitions apply to the terms used in this paragraph 22:



                                  54                     10/18/95
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
          (i) "applicable determination date" means the last day of the preceding Plan Year;

          (ii) "top-heavy ratio" means the ratio of (x) the present value of the cumulative accrued benefits under the Management Plan for key employees to (y) the present value of the cumulative accrued benefits under the Management Plan for all key employees and non-key employees; provided however, that if an individual has not performed services for the Company at any time during the 5-year period ending on the applicable determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account;

          (iii) "applicable valuation date" means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;

          (iv) "key employee" means an employee who is in a category of employees determined in accordance with the provisions of Section 416(i)(1) and (5) of the Code and any regulations thereunder, and, where applicable, on the basis of the Employee's remuneration which, with respect to any Employee, shall mean the wages, salaries and other amounts paid in respect of such Employee by the Company for personal services actually rendered, determined before any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Section 401(k) of the Code and its applicable regulations) or under a "cafeteria plan" (as defined under Section 125 of the Code and its applicable regulations), and shall include, but not by way of limitation, bonuses, overtime payments and commissions; and shall exclude deferred compensation, stock options and other distributions which receive special tax benefits under the Code;

          (v) "non-key employee" means any employee who is not a key employee;

          (vi) "average remuneration" means the average annual remuneration of a Participant for the five consecutive years of his service after December 31, 1983 during which he received the greatest aggregate remuneration, as limited by Section 401(a)(17) of the Code, from the Company, excluding any remuneration for service after the last Plan Year with respect to which the Management Plan is top-heavy;





                                  55                     10/18/95
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          (vii)  "required aggregation group" means each other
qualified plan of the Company (including plans that terminated within the five-year period ending on the determination date) in which there are participants who are key employees or which enables the Management Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and

          (viii) "permissive aggregation group" means each plan in the required aggregation group and any other qualified plan(s) of the Company in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

     B. For purposes of this paragraph 22, the Management Plan shall be "top-heavy" with respect to any Plan Year beginning on or after January 1, 1984, if as of the applicable determination date the top-heavy ratio exceeds 60 percent. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Section 416(g)(3) and (4)(B) of the Code on the basis of the 1971 TPF&C Forecast Mortality Table and an interest rate of 5 1/2 percent per year compounded annually. For purposes of determining whether the Management Plan is top-heavy, the present value of accrued benefits under the Management Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Company's discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the permissive aggregation group. The accrued benefit of a non-key employee under the Management Plan or any other defined benefit plan in the aggregation group shall be (i) determined under the method, if any, for accrual purposes under all plans maintained by the Company or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule described in Section 411(b)(1)(C) of the Code.

     C. The following provisions shall be applicable to Participants for any Plan Year with respect to which the Management Plan is top-heavy:

          (i) In lieu of the vesting rights specified in paragraph 7, a Participant shall be vested in, and have a nonforfeitable right to, a percentage of his accrued benefit determined in accordance with the provisions of the Management Plan and subparagraph (ii) below, as set forth in the following vesting schedule:





















































                                  56                     10/18/95
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
               Years of Vesting Service   Percentage Vested

               Less than 2 years             0%
                      2 years               20%
                      3 years               40%
                      4 years               60%
                      5 years               80%
               6 or more years             100%

          (ii) The accrued benefit of a Participant who is a non-key employee shall not be less than two percent of his average remuneration multiplied by the number of years of his Accredited Service, not in excess of 10, during the Plan Years for which the Management Plan is top-heavy. That minimum benefit shall be payable at a Participant's Normal Retirement Date. If payments commence at a time other than the Participant's Normal Retirement Date, the minimum accrued benefit shall be of equivalent actuarial value to that minimum benefit.

          (iii)     The multiplier "1.25" in Sections
                    415(e)(2)(B)(i) and (3)(B)(i) of the Code
                    shall be reduced to "1.0," and the dollar amount "$51,875" in Section
                    415(e)(6)(B)(i)(I) of the Code shall be
                    reduced to "$41,500."

     D. If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable.

          (i) The accrued benefit in any such subsequent Plan Year shall not be less than the minimum accrued benefit provided in paragraph (C)(ii) above, computed as of the end of the most recent Plan Year for which the Management Plan was top-heavy.

          (ii) If a Participant has completed three years of Vesting Service on or before the last day of the most recent Plan Year for which the Management Plan was top-heavy, the vesting schedule set forth in paragraph (C)(i) above shall continue to be applicable.

          (iii) If a Participant has completed at least two, but less than three, years of Vesting Service on or before the last day of the most recent Plan Year for which the Management Plan was top-heavy, the vesting provisions of paragraph 7 shall again be applicable; provided, however, that in no event shall the vested percentage of a Participant's accrued benefit be less than the percentage determined under paragraph (C)(i) above as of the
                                  57                     10/18/95
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
last day of the most recent Plan Year for which the Management
Plan was top-heavy.

23.  RETIREE HEALTH PROGRAM ("PROGRAM")

     A.  Effective Date

     This paragraph 23 shall become effective on January 1, 1986. Prescription drug benefits coverage is extended to dependents (as defined in Appendix I, Part A), effective May 1, 1988. Vision care benefits described in Appendix I, Part A are added to the Program effective June 1, 1988.

     B.  Benefits Provided

     Appendix I, Part A to the Management Plan specifies the benefits to be provided under this paragraph 23 to eligible participants; provided, however, that, effective January 1, 1990, the Plan Administrator shall have authority to maintain the benefit limits so specified at levels the Plan Administrator determines to be reasonable and customary. The company or companies selected by the Plan Administrator to provide medical/hospital benefits and/or to administer medical/hospital claims and benefit payments and to provide prescription drugs and/or to administer prescription drug and vision care claims and benefit payments shall have final authority to decide all claims and the amount of benefit payments under provisions of Appendix I, Part A.

     Effective January 1, 1993, a participant in the Program shall not be entitled to reimbursement for medical/hospital, vision care or prescription drug benefits under the Program to the extent that similar benefits have actually been paid under any other group coverage provided by or through the Company or a Voluntary Employees' Beneficiary Association (VEBA), as defined in Section 501(c)(9) of the Code, sponsored by the Company. In the event that benefits shall have been paid with respect to such participant by or through the Company or such VEBA, the amount payable under this Program shall be the difference, if any, between the amount that would have been payable under the Program after application of all deductibles, coinsurance and benefit limits, and the amount actually paid by or through the Company or such VEBA.

     C.  Participants' Contributions

     Appendix I, Part B sets forth the monthly contribution for each covered person for medical/hospital and vision care benefits coverage, which is required to be paid by a participating retired Employee or surviving spouse. Effective January 1, 1993, the contribution for a month shall be reduced by any contribution for the same month made by the Employee or surviving spouse for















































                                  58                     10/18/95
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
similar medical/ hospital and vision care benefits coverage under any other group coverage provided by or through the Company or a VEBA sponsored by the Company. Participants' contributions shall be deducted monthly from their Pension or Annuity payments, unless another form of payment is approved by the Plan Administrator.

     Effective May 1, 1992, participants need not contribute toward the cost of prescription drug benefits but are required to pay an annual deductible and to make a copayment for each prescription or refill as set forth in Appendix I, Part B.

     D.  Funding

     The cost of the Program set forth in this paragraph 23 and in Appendix I shall be funded by the contributions of participants and of the Company through the Trust Fund described in paragraph 15. All such contributions may be commingled with Pension- and Annuity-related assets for investment and custody purposes, but all Program contributions and earnings thereon, if any, together with all disbursements under the Program, shall be recorded and accounted for in one or more separate accounts relating solely to this Program.

     In the event the Company shall make a contribution to the Trust Fund which includes contributions allocable both to Pension and Annuity benefits and to the Program, the Company shall clearly specify the portion of such contribution allocable to Pension and Annuity Benefits and the portion allocable to the Program.

     In the event that all liabilities of the Program shall have been fully satisfied and there are no persons participating in the Program or eligible therefor, the entire balance in the separate account relating to the Program shall be paid by the Trustee to the Company.

     E.   Eligibility and Enrollment

     (a) Only Employees who retire and immediately commence receiving a retirement Pension from the Management Plan, their spouses and dependents (as defined in Appendix I, Part A), and surviving spouses who are receiving Annuities from the Management Plan and their dependents (as defined in Appendix I, Part A) shall be eligible for medical/ hospital benefits, and only such retirees, their spouses and surviving spouses shall be eligible for prescription drug benefits; provided, however, that former Employees whose employment terminated because of disability and who are eligible for an immediate Pension under the Management Plan but have deferred commencement of such pension to continue to receive Long Term Disability benefits, shall also be eligible to enroll in the Program. Effective May 1, 1988, dependents (as defined in Appendix I, Part A) shall be eligible for prescription drug benefits, and, effective June 1, 1988, all persons enrolled for medical/hospital benefits shall be eligible for vision care benefits. Retirees and surviving spouses and their eligible















                                  59                     10/18/95
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
dependents are eligible for prescription drug benefits whether or not they enroll for medical/hospital benefits. A person not otherwise eligible to participate in the Retiree Health Program shall not become eligible to so participate solely by reason of receiving payments as a Beneficiary pursuant to paragraphs 6 D, 6 E or 6 F.

     (b) Each eligible retired Employee and surviving spouse must enroll and commence participation in the Program upon the earlier of the Effective Date or the earliest date she or he may participate. However, an Employee who retires and immediately commences receiving a retirement Pension from the Management Plan, and/or the spouse of such Employee, who at that time participates in a group (not individual) medical/hospital benefit program provided by any source other than the Company and the surviving spouse of such retired Employee whose death terminates such other group coverage for such surviving spouse, may delay commencement of participation in this Program until expiration of such other group coverage, provided that such retired Employee or surviving spouse continues to receive a Pension or Annuity from the Management Plan at the time participation in this Program is to commence. Any such retired Employee, spouse or surviving spouse who desires to participate in this Program shall so notify the Plan Administrator and shall furnish to the Plan Administrator proof of such other group coverage and of its expiration. In addition, a surviving spouse who is receiving an annuity from the Management Plan, but who is also actively employed by the Company and/or covered by its group coverage, must delay commencement of participation in this Program until termination of employment with the Company or other discontinuance of participation in the Company's group coverage.

          FAILURE BY AN ELIGIBLE PERSON TO ELECT TO PARTICIPATE SHALL BE DEEMED TO BE A DECLINATION BY SUCH PERSON. IF AN ELIGIBLE PERSON DECLINES TO PARTICIPATE OR IS DEEMED TO HAVE DECLINED TO PARTICIPATE, SUCH PERSON AND SUCH PERSON'S SURVIVING SPOUSE AND DEPENDENTS SHALL NOT PARTICIPATE IN THE PROGRAM AND SHALL NOT BE ELIGIBLE TO PARTICIPATE AT A LATER DATE.

     (c) Each retiree or surviving spouse eligible for medical/hospital benefits beginning on the Effective Date shall be notified, not less than 90 days before the Effective Date, of such eligibility and of the terms and conditions of such benefits. After the Program is effective, each Employee or surviving spouse shall be notified not more than 90 days prior to the earliest date she or he may participate, of such eligibility and of the terms and conditions of such benefits. Such notice shall be in writing and written in such manner as to be understood by a person of average intellect and ability. Each eligible person desiring to participate shall elect to participate by completing and signing enrollment forms provided by the Plan Administrator not later than 30 days before the earliest day she or he may commence participation (or within 60 days after receipt of notification in the case of a surviving



























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spouse of a suddenly deceased Employee).  Each retiree or
surviving spouse eligible for vision care benefits shall receive instructions for securing such benefits.

     (d) Each retiree or surviving spouse eligible for prescription benefits shall receive an identification card and instructions for securing such benefits.

     F.  Limitations and Restrictions

     Except as provided in paragraph 23 D., all contributions to the Program and earnings thereon, if any, shall be for the exclusive benefit of enrolled participants, and no part of such assets shall be diverted to any other purpose. In no event shall assets of the Management Plan relating to Pension and Annuity benefits be utilized for health benefits, and in no event shall assets of the Program be utilized for Pension or Annuity benefits.

     The Program shall be administered in such manner that it shall not discriminate in favor of shareholders, officers and highly compensated Employees of the Company. Any Employee who during any Plan Year was a Key Employee, as defined in Section 416(i) of the Code, shall not be eligible to participate in the Program.

     G.   Termination or Modification

          THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION AT ANY TIME AND FROM TIME TO TIME AND WITHOUT PRIOR NOTICE TO PARTICIPANTS, BY ACTION OF ITS BOARD OF TRUSTEES OR PURSUANT TO AUTHORITY GRANTED BY ITS BOARD OF TRUSTEES, TO AMEND, MODIFY OR TERMINATE IN WHOLE OR IN PART THE RETIREE HEALTH PROGRAM SET FORTH ABOVE AND IN APPENDIX I AND TO REDUCE, CEASE OR INCREASE ITS CONTRIBUTIONS TO THE PLAN FOR THE PROGRAM. NO SUCH AMENDMENT, MODIFICATION, TERMINATION OR CHANGE IN COMPANY CONTRIBUTIONS SHALL RETROACTIVELY AFFECT ADVERSELY ANY PARTICIPANT'S BENEFIT UNDER THE PROGRAM.

24.  COST-OF-LIVING ADJUSTMENTS

     A.  Effective Date

     This paragraph 24 is effective as of January 1, 1987.
























































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     B.  Eligibility

     All Pensions and Annuities payable under the Plan for the month of April in a calendar year, which Pensions and Annuities commenced to be paid prior to December 31 of the prior calendar year, shall be eligible for an adjustment hereunder. In the case of an Annuity payable to a surviving spouse of a retired participant, the surviving spouse's Annuity shall be deemed to have commenced on the date the retired participant's Pension commenced.

     C.  Pensions and Annuities Adjusted Annually

     Beginning with 1987, all eligible Pensions and Annuities being paid from time to time under the Management Plan shall be increased annually by the percentage determined under paragraph 24 D. Such adjustment shall be made for the month of April each year and for each month thereafter, until further changed or terminated in accordance with provisions of this Plan.

     D.  Percentage of Adjustment

     Each annual adjustment shall equal seventy five percent (75%) of the percentage increase rounded to the nearest one-tenth percent (1/10%), in the Index specified in paragraph 24 F for the preceding December over the Index for the next-preceding December; provided, however, that such annual adjustment shall not:

          ( i)  exceed three percent (3%) or
          (ii)  be less than zero percent (0%), of the eligible
Pension or Annuity.

     E.  Limitation on Adjustments

     No adjustment in a Pension or Annuity provided under this paragraph 24 may cause such Pension or Annuity, as adjusted, to be greater than the product of (A) the amount of such Pension or Annuity paid for the month of December 1986 or the later month in which the Pension or Annuity commenced ("Commencement Month"), multiplied by (B) a fraction, the numerator of which shall be the Index for the December immediately preceding the month of April in which the adjustment is to be made, and the denominator of which shall be the Index for the December immediately preceding the Commencement Month. For all purposes of calculating this limitation, the Annuity of a surviving spouse of an employee who retired and commenced to receive a Pension, shall be 50% of such retired employee's initial Pension, and the denominator of (B) shall be the Index for December 1985 or the Index for the December preceding the later month in which the retired employee commenced to receive the Pension. Any increase pursuant to this















































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paragraph 24 shall be reduced to the extent required to satisfy the limitation set forth in this paragraph 24E.

     F.  Index

     The Index to be used for purposes of this paragraph 24 shall be the Consumer Price Index, all urban consumers-U.S. city average, as published by the United States Department of Labor. If at any time such Index is revised or discontinued, or if the Named Fiduciaries determine that a different index, device or other form of measurement more accurately measures the impact of inflation on the purchasing power of retirees, the Named Fiduciaries, with the advice of the Plan's Actuary, may substitute such other index, device or other form of measurement as they, in their discretion, determine to be appropriate.

     G.  Cash-Outs

     In converting the deferred pension otherwise payable to an Employee to a Cash-Out, the actuarial assumptions underlying such conversion shall reflect 75 percent of the anticipated inflation related component of long term interest rates, which shall be calculated by subtracting an assumed real interest rate of 5.5 percent from the single interest rate that would produce a value equal to the value produced by the interest rates used under
Section 417(e) of the Code, except that in no event shall the rate of the assumed postretirement cost of living adjustment exceed 3 percent or be less than zero.




















                                  63                     10/18/95
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                   APPENDIX I - RETIREE HEALTH PROGRAM

                            PART A - BENEFITS


I.   HOSPITAL/MEDICAL BENEFITS

Description:

     A hospital and medical plan for eligible retirees, and spouses, eligible surviving spouses of retirees, and unmarried dependent children to the end of the calendar year in which they attain age 19, or to the end of the calendar month in which they attain age 23 if full-time unmarried students, or unmarried handicapped children fully dependent on the eligible retiree or surviving spouse for support and maintenance regardless of age, provided such handicap was suffered prior to attaining age 19 or while covered by this plan. Benefits will be provided to those not eligible for Medicare and those eligible for Medicare except that benefits provided shall, for those Participants who are eligible for Medicare Parts A and B benefits, exclude benefits available under Medicare Parts A and B, whether or not such Participants have enrolled in Part A and/or Part B. Coverage will be provided through a combination of three premium rates established for: Single person not eligible for Medicare, single person eligible for Medicare, and coverage for dependents (spouse and/or children).

Annual Deductibles:

     HOSPITAL - 50% of the Part A Medicare annual per person deductible amount in effect at the time of the hospitalization
(subject to a maximum $50 per person annual out-of-pocket expense for home health care expenses).

     MEDICAL -   $200 per person per year (includes the Medicare
Part B deductible). For families with 4 or more persons covered, the maximum annual deductible is $600 and no more than $200 of any one person's covered medical expenses will be applied toward the family deductible.

Medical Expense Reimbursement Level:

     Reasonable and customary charges as determined by the company providing or administering medical expense benefits.



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Medical Expense Copayments:

     20% for expenses from $200 to $7,500 per person per year.

     None for expenses over $7,500 per person per year.

Medical Expense Lifetime Maximum Reimbursement:

     $1,000,000 paid by the Plan for each individual.

Benefits:

     HOSPITAL (Paid-in-Full)

     A. Up to 365 days for semiprivate room and board and other usual charges in a legally constituted hospital, skilled nursing facility approved by Medicare, or hospice.

     B. Up to 100 days of rehabilitative care in a JCHA rehabilitation institution per person per year.

     C. 30 days per person per year for treatment of mental, psychoneurotic, or personality disorders in semiprivate room in an approved facility.

     D. Up to 200 home health care visits per person per year by a licensed approved Home Health Care Agency.

     E. Emergency room charges for accidental injury or sudden and serious illness (not subject to deductible).

     F. Outpatient preadmission testing (not subject to the deductible).

     G.   Pregnancy is treated the same as any other sickness.

     H. Effective January 1, 1992, precertification for hospital admission for a person who is not Medicare-eligible and concurrent review of length of hospital stay. The precertification program will review the medical necessity and length of hospital stays. If a participant does not call the insurance carrier administering the program for precertification before a scheduled hospital admission or within two business days after an emergency hospital admission, the participant will be responsible for $100 per day of the hospital charges normally covered under the plan, up to a maximum cost to the participant


                                  65                     10/18/95
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
of $500. This amount shall be in addition to the plan's hospital deductible. If a participant stays in the hospital for more days than the insurance carrier has certified, the participant may be responsible for the full cost of the uncertified days.

     I. Effective January 1, 1993, inpatient diagnosis and treatment in a hospital or in an alcohol or substance abuse treatment center of alcoholism or alcohol abuse and substance abuse or substance dependence subject to the following limitations as to days of care:

               - Up to 7 days of alcohol detoxification in any calendar year and up to 30 days of alcohol rehabilitation in any calendar year, but not more than 60 days in a lifetime.

               - Up to 14 days of substance detoxification in any calendar year and up to 30 days of substance rehabilitation in any calendar year, but not more than 60 days in a lifetime.

     MEDICAL

     A.   Payment of 100% of reasonable and customary charges
(not subject to the deductible) for:

          Charges for outpatient surgery, provided a second opinion has been obtained, if required by the Plan

          Mandatory second opinion, which is required by the Plan for the following elective surgical procedures:

               - All foot surgery, including bunionectomy, arthrotomy, phalangectomy, capsulotomy, arthrodesis, arthroplasty, and straightening of hammer toe.

               -  Varicose vein ligation and stripping

               -  Knee surgery, including arthrectomy,
arthrotomy, arthroscopy with partial meniscectomy, and arthroplasty.

               -  Coronary Bypass procedures

               -  Dilation and Curettage

               -  Cataract surgery

               -  Varicocelectomy

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               -  Hysterectomy

               -  Mastectomy

               -  Prostate surgery

               -  Intervertebral disc or spinal surgery

               -  Hemorrhoidectomy

               -  Deviated septum repair or reconstruction

     B. Payment of 50% of reasonable and customary charges, subject to deductible, for:

          - Elective surgical procedures for which mandatory second opinion has not been obtained

          - Outpatient treatment of mental, psychoneurotic and personality disorders (effective January 1, 1993, subject to a $1,500 annual maximum per person provided, however, that a minimum reimbursement of $30 a visit will apply).

          -  Routine foot care ($250 maximum per person per year)

          - Licensed Chiropractor services ($500 maximum per person per year)

     C. Payment of reasonable and customary charges, subject to deductibles and copayments, for:

          - Hospital services and supplies not covered under Hospital benefits

          - Physician's services and supplies furnished as part of those services

          - Inpatient surgical charges, provided a second opinion has been obtained, if required by the Plan

          - X-Rays; X-Ray, Radium and Radioactive isotope therapies; Chemotherapy

          -  Laboratory services and diagnostic testing

          - Surgical dressings, casts, splints, and other devices used for reductions, fractures and dislocations

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          -  Anesthetics and their administration

          - Rental or purchase of durable medical equipment when medically necessary

          - Inpatient and outpatient private duty nursing care at a level determined to be appropriate and medically necessary by the insurance company insuring the benefits under the Plan

          -  Medically necessary ambulance services

          - Artificial limbs, larynxes, eyes and other non-dental prosthetic devices

          -  Braces, trusses and crutches

          -  Heart pacemakers

          - Treatment of accidentally injured natural teeth within 12 months of accident, including dental surgery and prosthetic devices

          - Manual manipulation of the spine to correct a subluxation demonstrated by X-ray

          -  Oxygen

          - Examination, purchase, and fitting of hearing aids, not subject to 20% copayment, but subject to a maximum of $300 per ear per lifetime

          - Physical, speech, and occupational therapy when medically necessary

          - Transfusions of blood and blood components and charges for the administration of the same

          -  Renal dialysis

     D. Effective January 1, 1993, payment of 80% of reasonable and customary charges, subject to deductible, for diagnostic and medically necessary outpatient treatment of alcoholism or alcohol abuse and substance abuse or substance dependence for up to 60 outpatient visits per person in a calendar year. Up to an aggregate of 20 of the visits may be used for counseling covered family members.


                                  68                     10/18/95

Exclusions:

          - Injuries arising out of, or in the course of, employment for pay

          -  Injury or sickness caused by an act of war

          - Prescription drugs and medications (except those dispensed during a hospital stay)

          -  Custodial Care

          -  Doctor's services or X-rays relating to teeth
(except for treatment of accidental injury to natural teeth or removal of malignant mouth tumor)

          - Services and supplies provided by any government agencies, or covered by worker's compensation, governmental agencies, no-fault insurance, or where there is no obligation to pay

          -  Routine check-ups

          - Eyeglasses, contact lenses, eye examinations, vision training, and eye surgery to correct near- or far-sightedness or astigmatism

          -  Immunizations

          - Acupuncture except when medically necessary and provided by a licensed physician

          - Cosmetic surgery (except reconstructive surgery required as a result of injury, infection, disease or bodily function impairment due to birth disease or defect)

          -  Personal comfort items

          -  Experimental procedures or therapies

          -  Orthotic devices

          -  Blood or blood plasma replaced by or for the patient

          -  Actual or attempted impregnation or fertilization



                                  69                     10/18/95

          - Nursing or any therapy provided by the retiree, or retiree's spouse, child, brother, sister, parent or parent-in-law

          - Services or supplies not reasonable or customary or not medically necessary

II.  PRESCRIPTION DRUG BENEFITS

Description:

     A prescription drug payment Plan for retirees and their spouses, or surviving spouses of retirees, and, effective May 1, 1988, for their unmarried dependent children to the end of the calendar year in which they attain age 19, or to the end of the calendar month in which they attain age 23 if they are full-time students, and for their unmarried handicapped children who are fully dependent on the retiree or surviving spouse for support and maintenance regardless of age, provided such handicap was suffered prior to attaining age 19 or while covered by this Plan. Benefits are processed and administered by one or more companies selected by the Plan Administrator from time to time.

Cost to Participants:

     Effective May 1, 1992, there is an annual deductible per family set forth in Appendix I, Part B, that must be met before the Plan will reimburse a participant for prescriptions obtained under the prescription card program. The annual deductible shall not apply to prescriptions obtained under the mail service program.

     Each prescription or refill requires the copayment set forth in Part B (the "required copayment") to be made by the retiree, but the Plan pays the entire balance of the cost for prescriptions filled under mail service coverage and, after the annual deductible is met, the entire balance of the cost of prescriptions filled at pharmacies designated as participating pharmacies for basic benefits.

     Effective January 1, 1993, participants using non-participating pharmacies must pay for their prescriptions and submit reimbursement claims to the Plan. After the annual deductible is met, the Plan will reimburse participants an amount equal to one hundred percent (100%) of the average wholesale price of the prescription less the applicable co-payment.
                                  70                     10/18/95

Basic Coverage:
     Virtually all legend drugs and medicines requiring a prescription from a doctor are eligible for payment. Compounded medication must include at least one prescription legend drug. A quantity sufficient for 34 days may be dispensed. Included are insulin and drugs prescribed for chronic conditions. Certain chronic prescription drugs may be dispensed in amounts up to 100 unit doses.

     Refills of prescriptions are also covered. Authorized refills may be filled only up to one year from the date of the original prescription. After one year, the Plan requires a new prescription from the physician.

     There is no limit to the number of prescriptions that may be filled, but the Participant must make the required co-payment for each prescription and each refill.

     Prescription costs are covered whether the prescribing doctor is a doctor of medicine, a doctor of osteopathy, a dentist or a podiatrist.

Mail Service Coverage:

     Prescription drugs taken on an ongoing basis are available in up to 180 day supply quantities by mail from the provider selected by the Plan Administrator. The same drugs are included for mail service benefits as for basic coverage.

Exclusions:

          - Medicines and drugs ordinarily available without a doctor's prescription.

          - Charges for the administration or injection of any drug.

          - Therapeutical devices or appliances, including hypodermic needles, syringes, support garments and other non-medical substances, regardless of intended use (except that hypodermic needles and syringes are covered under the mail service program).

          -  Investigational or experimental drugs.

          -  Immunization agents, biological sera, blood or blood
plasma.
                                  71                     10/18/95

          - Medication taken or administered to an individual, while he or she is a patient in a licensed hospital, rest home, sanitarium, extended care facility, convalescent facility, nursing home, etc., which operates on its premises a facility for dispensing pharmaceutical.

Securing Basic Benefits:

     Eligible participants will receive from the firm administering the benefits an identification card to be presented with the required co-payment at participating pharmacies. If prescriptions are purchased at nonparticipating pharmacies, the pharmacist must complete an approved Prescription Drug Claim Form for submission to the firm administering the benefits.

Securing Mail Service Benefits:

     Eligible participants should submit a Patient Profile Questionnaire to the firm selected by the Plan Administrator to administer mail service prescriptions together with the first prescription for up to a 180 day supply (refillable if applicable), and the required co-payment for each prescription. Only the required co-payment for each prescription or refill must be submitted with all future prescriptions or refills.

III.  VISION CARE BENEFITS

Description

     Vision care benefits provided within the medical/hospital benefit plan for retirees and their spouses, or surviving spouses of retirees, and for their dependent children who are eligible for medical/hospital benefits under the Program. Benefits are processed and administered by one or more companies selected by the Plan Administrator from time to time.

SCHEDULE OF BENEFITS

     The maximum reimbursable amounts are:

     I.  Vision Care Examination        $20

     II. A. or B., effective January 1, 1990:

         A.  Pair of eyeglass lenses    $25
             Eyeglass frames            $20

         B.  Contact Lenses             $45
                                  72                     10/18/95

Covered Vision Care:

     Each eligible Participant is entitled to one eye examination and one pair of eyeglasses or contact lenses once in every 24 consecutive calendar months, as follows:

1.   Eye Examination:

     Vision examination when performed by a physician licensed to perform vision examinations and prescribe lenses, an ophthalmologist, or optometrist who evaluate the health and visual status of the eyes. An examination usually includes: case history, visual acuity (clearness of vision), external examination and measurement, interior examination with ophthalmoscope, pupillary reflexes and eye movements, retinoscopy (shadow test), subjective refraction, coordination measurements (far and near), tonometry (glaucoma test), medicating agents for diagnostic purposes, if applicable, and an analysis of the findings with recommendations and a prescription, if required.

2.   Either A. or B.:

     A.   Eyeglasses, including:

          (i) Two glass or plastic lenses, when they are prescribed by an ophthalmologist, a physician licensed to perform vision examinations and prescribe lenses or an optometrist.
Lenses must meet the standards of the American National Standards
Institute.

          (ii) Frames adequate to hold lenses.

     B.  Contact Lenses

3.   Dispensing Services

     The allowances stated above include dispensing services performed by an ophthalmologist, a physician licensed to perform vision examinations and prescribe lenses, an optometrist or an optician who, based on a prescription prepares or orders the eyeglasses or contact lenses selected, verifies the accuracy of the lenses and assures that the eyeglasses or contact lenses fit properly.





                                  73                     10/18/95

Limitations and Exclusions:

     Benefits are not payable for:

     - The difference between the actual charge for services, lenses and/or frames, and the maximum amount therefor in the schedule of benefits.

     - Service or supplies for which the covered person is entitled to or receives benefits under any other plan or program, insured or uninsured, for which the covered person's employer directly or indirectly pays all or part of the cost;

     - Drugs or any other medication not administered for the purpose of a vision examination;

     - Services and supplies in connection with medical or surgical treatment of the eye;

     - Services and supplies in connection with special procedures such as, but not limited to, orthoptics, vision training, subnormal vision aids, aniseikonic lenses and tonography;

     -  Vision examination rendered and lenses or frames ordered:

        1. before the person became eligible for vision care benefits coverage; or

        2.   after termination of vision care benefits coverage;

     - Services or supplies not prescribed as necessary by a licensed physician, optometrist or optician;

     - Charges for services or supplies that are experimental in nature;

     - Replacement of lenses or frames that are lost or broken unless at the time of replacement the covered person is otherwise eligible under the frequency of services provision;

     - Services or supplies that are covered by any worker's compensation laws or similar legislation;

     - Services or supplies for which no charge is made that the covered person is legally obligated to pay or for which no charge would be made in the absence of vision care benefits coverage;

                                  74                     10/18/95

     - Sunglasses or other tinted glasses of any kind, photosensitive or anti-reflective lenses and aniseikonic lenses, to the extent any such charges exceed the charges for clear white plastic or glass lenses;

     - Services or supplies required by an employer as a condition of employment, or which the employer is required to provide directly to the employee according to the terms of a labor contract;

     -  Services or supplies required by a government body;

     - Services or supplies furnished by any government and any charges to the extent benefits are provided by government programs.

Securing Benefits

     To file a claim a Participant should obtain a Retiree Health Plan claim form from the Company. The Participant should fill in the Participant portion of the claim form and have the form completed by the provider. The Participant should then send the completed form to the benefit processor who will reimburse Participant for the actual charge paid by the Participant for covered vision expenses but not for more than the amounts set forth in the schedule for maximum reimbursement amounts.

     Alternatively, the Participant may on the Retiree Health Plan claim form request an assignment of the benefits to the provider, in which event the benefits processor will send the reimbursement check directly to the provider. The Participant is responsible for paying the full difference between the actual charges and the amount reimbursed.

IV.  MODIFICATION OR TERMINATION OF PROGRAM

     THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION AT ANYTIME AND FROM TIME TO TIME AND WITHOUT PRIOR NOTICE TO PARTICIPANTS, BY ACTION OF ITS BOARD OF TRUSTEES OR PURSUANT TO AUTHORITY GRANTED BY ITS BOARD OF TRUSTEES, TO AMEND, MODIFY OR TERMINATE IN WHOLE OR IN PART THE RETIREE HEALTH PROGRAM SET FORTH IN THIS APPENDIX I, AND TO REDUCE, CEASE OR INCREASE ITS CONTRIBUTIONS TO THE PLAN FOR THE PROGRAM. NO SUCH AMENDMENT, MODIFICATION, TERMINATION OR CHANGE IN COMPANY CONTRIBUTIONS SHALL RETROACTIVELY AFFECT ADVERSELY ANY PARTICIPANT'S BENEFITS UNDER THE PROGRAM.


                                  75                     10/18/95

                           PART B - COSTS


Retiree Monthly Contribution for Medical/Hospital Benefits

     Effective October 1, 1994 the following amounts for each participating eligible individual shall be deducted from the monthly Pension or Annuity payments to the retiree or surviving spouse:

     A.  Where Employee Retired Before June 1, 1988:

                             Not Eligible   Eligible
                             for Medicare   for Medicare

               Retiree            $ 48       $ 19
               One or more
                Dependents        $ 72       $ 29
               Surviving Spouse   $ 48       $ 19

     B.  Where Employee Retired After May 31, 1988:

                             Not Eligible   Eligible
                             for Medicare   for Medicare

               Retiree            $ 72       $ 19
               One or more
                Dependents        $ 108      $ 29
               Surviving Spouse   $ 72       $ 19.

Required Deductible and Copayment For Prescription Drugs

     Effective May 1, 1992, a $25 annual deductible per family must be met before the Plan pays for any prescriptions obtained under the prescription card program. Effective May 1, 1992, the required copayment for basic coverage shall be $6.00 for brand name products and $3.00 for generic products, and there shall be no copayment for prescription drugs obtained under the mail service program.

Company Contribution

     Each plan year, the Company will contribute an amount equal to the excess of the actuarially determined cost over total retiree contributions; provided, however, that the Company's



                                  76                     10/18/95
aggregate actual contributions for medical benefits shall not exceed 25 percent of the Company's total actual contributions to the Management Plan (other than contributions to fund past service credits) after January 1, 1986, the date on which the Program was established.

Effective Dates

     The contribution and prescription drug annual deductible and co-payment levels set forth above are effective for the time periods indicated. New contribution, deductible and co-payment levels will be established by the Company from time to time, and Participants will be notified in advance of the effective date thereof. ANY INCREASES IN COSTS SHALL BE THE SOLE RESPONSIBILITY OF PARTICIPATING INDIVIDUALS, except to the extent the Company, in its sole discretion, elects to increase its contribution over levels in effect upon the dates indicated above.































                                  77                     10/18/95

                               TABLE A

                  EARLY RETIREMENT DISCOUNT FACTORS

   APPLIED TO THE EMPLOYEE'S ACCRUED PENSION FOR RETIREMENTS PRIOR
          TO THE ATTAINMENT OF THE OPTIONAL RETIREMENT DATE

(MONTHS PRIOR IS THE NUMBER OF MONTHS BETWEEN AN EMPLOYEE'S RETIREMENT DATE
      AFTER HIS SIXTIETH BIRTHDAY AND THE DATE OF RETIREMENT)
     (ALSO APPLIED IN CALCULATION OF SURVIVING SPOUSE BENEFIT)

Months   Discount  Months     Discount  Months    Discount  Months    Discount
 Prior   Factor     Prior     Factor     Prior    Factor     Prior    Factor
     1   0.99875       49     0.93875       97    0.46900      145    0.36200
     2   0.99750       50     0.93750       98    0.46600      146    0.36000
     3   0.99625       51     0.93625       99    0.46300      147    0.35800
     4   0.99500       52     0.93500      100    0.46000      148    0.35600
     5   0.99375       53     0.93375      101    0.45700      149    0.35400
     6   0.99250       54     0.93250      102    0.45400      150    0.35200
     7   0.99125       55     0.93125      103    0.45100      151    0.35000
     8   0.99000       56     0.93000      104    0.44800      152    0.34800
     9   0.98875       57     0.92875      105    0.44500      153    0.34600
    10   0.98750       58     0.92750      106    0.44200      154    0.34400
    11   0.98625       59     0.92625      107    0.43900      155    0.34200
    12 (59) 0.98500    60 (55) 0.92500     108 (51) 0.43600    156 (47) 0.34000

    13   0.98375       61     0.57700      109    0.43400      157    0.33800
    14   0.98250       62     0.57400      110    0.43200      158    0.33600
    15   0.98125       63     0.57100      111    0.43000      159    0.33400
    16   0.98000       64     0.56800      112    0.42800      160    0.33200
    17   0.97875       65     0.56500      113    0.42600      161    0.33000
    18   0.97750       66     0.56200      114    0.42400      162    0.32800
    19   0.97625       67     0.55900      115    0.42200      163    0.32600
    20   0.97500       68     0.55600      116    0.42000      164    0.32400
    21   0.97375       69     0.55300      117    0.41800      165    0.32200
    22   0.97250       70     0.55000      118    0.41600      166    0.32000
    23   0.97125       71     0.54700      119    0.41400      167    0.31800
    24 (58) 0.97000    72 (54) 0.54400     120 (50) 0.41200    168 (46) 0.31600

    25   0.96875       73     0.54100      121    0.41000      169    0.31400
    26   0.96750       74     0.53800      122    0.40800      170    0.31200
    27   0.96625       75     0.53500      123    0.40600      171    0.31000
    28   0.96500       76     0.53200      124    0.40400      172    0.30800
    29   0.96375       77     0.52900      125    0.40200      173    0.30600
    30   0.96250       78     0.52600      126    0.40000      174    0.30400
    31   0.96125       79     0.52300      127    0.39800      175    0.30200
    32   0.96000       80     0.52000      128    0.39600      176    0.30000
    33   0.95875       81     0.51700      129    0.39400      177    0.29800
    34   0.95750       82     0.51400      130    0.39200      178    0.29600
    35   0.95625       83     0.51100      131    0.39000      179    0.29400
    36 (57) 0.95500    84 (53) 0.50800     132 (49) 0.38800    180 (45) 0.29200

    37   0.95375       85     0.50500      133    0.38600
    38   0.95250       86     0.50200      134    0.38400
    39   0.95125       87     0.49900      135    0.38200
    40   0.95000       88     0.49600      136    0.38000
    41   0.94875       89     0.49300      137    0.37800
    42   0.94750       90     0.49000      138    0.37600
    43   0.94625       91     0.48700      139    0.37400
    44   0.94500       92     0.48400      140    0.37200
    45   0.94375       93     0.48100      141    0.37000
    46   0.94250       94     0.47800      142    0.36800
    47   0.94125       95     0.47500      143    0.36600
    48 (56) 0.94000    96 (52) 0.47200     144 (48) 0.36400

Exact ages shown in parenthesis  Retirement Plan for Management Employees - 1989

                            TABLE B

                 LUMP-SUM DISTRIBUTION FACTORS
                    (Present Value Factors)

      Factor Corresponding to Age of Employee at Termination
      Which When Applied to Vested Pension Payable at Age 65
                   Will Determine "Cashout" Value

      Age *        Factor                Age *        Factor

      20           0.6969                45           2.7271
      21           0.7335                46           2.8859
      22           0.7743                47           3.0552
      23           0.8173                48           3.2359
      24           0.8628                49           3.4289

      25           0.9108                50           3.6354
      26           0.9615                51           3.8566
      27           1.0151                52           4.0937
      28           1.0717                53           4.3482
      29           1.1315                54           4.6216

      30           1.1947                55           4.9158
      31           1.2614                56           5.2325
      32           1.3320                57           5.5737
      33           1.4066                58           5.9415
      34           4.4855                59           6.3387

      35           1.5689                60           6.7692
      36           1.6571                61           7.2372
      37           1.7504                62           7.7472
      38           1.8492                63           8.3042
      39           1.9538                64           8.9143

      40           2.0645
      41           2.1817
      42           2.3060
      43           2.4379
      44           2.5781

*  Age at termination is age nearest birthday.
         (Age 43 and 6 months = Age 44)

             Mortality:  1971 TPF&C Forecast
             Interest:   5.50%

                            TABLE C

                      10 Year Certain Annuity
                         Conversion Factors


           Age         Factor          Age         Factor

           45          .9948           61          .9716

           46          .9942           62          .9679

           47          .9935           63          .9637

           48          .9927           64          .9589

           49          .9919           65          .9535

           50          .9911           66          .9474

           51          .9901           67          .9405

           52          .9891           68          .9329

           53          .9880           69          .9243

           54          .9868           70          .9148

           55          .9854           71          .9042

           56          .9838           72          .8925

           57          .9820           73          .8796

           58          .9800           74          .8654

           59          .9776           75          .8499

           60          .9748


Basis:
GATT GAM (1983 GAM with Margins Weighted 50% male and 50% female)
7.50%
Effective Date:  January 1, 1995

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  20   21   22   23   24   25   26   27   28   29   30   31   32   33   34   35   RETIREMENT
--------------------------------------------------------------------------------------------------------
    20     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      20
    21     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      21
    22     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      22
    23     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      23
    24     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      24

    25     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      25
    26     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      26
    27     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      27
    28     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      28
    29     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      29

    30     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      30
    31     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      31
    32     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      32
    33     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      33
    34     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      34

    35     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      35
    36     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      36
    37     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      37
    38     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      38
    39     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      39

    40     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      40
    41     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      41
    42     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      42
    43     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      43
    44     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      44

    45     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      45
    46     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      46
    47     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      47
    48     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      48
    49     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      49

    50     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      50
    51     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      51
    52     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      52
    53     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      53
    54     .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999      54
         ---------------------------------------------------------------------------------
            20   21   22   23   24   25   26   27   28   29   30   31   32   33   34   35

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  20   21   22   23   24   25   26   27   28   29   30   31   32   33   34   35   RETIREMENT
--------------------------------------------------------------------------------------------------------
    55     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      55
    56     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      56
    57     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      57
    58     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      58
    59     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      59

    60     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      60
    61     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      61
    62     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      62
    63     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      63
    64     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      64

    65     .... .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999      65
    66     .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999      66
    67     .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999      67
    68     .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999      68
    69     .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999      69
    70     .... .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999      70
    71     .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999      71
    72     .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999      72
    73     .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999      73
    74     .... .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999      74

    75     .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999      75
    76     .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999      76
    77     .... .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999      77
    78     .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999      78
    79     .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999      79

    80     .... .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999      80
    81     .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      81
    82     .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      82
    83     .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      83
    84     .... .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      84

    85     .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      85
    86     .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      86
    87     .... .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      87
    88     .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      88
    89     .... .... .... .... .999 .999 .999 .999 .999 .999 .999 .999 .999 .999 .999 .999      89
         ---------------------------------------------------------------------------------
            20   21   22   23   24   25   26   27   28   29   30   31   32   33   34   35

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  35   36   37   38   39   40   41   42   43   44   45   46   47   48   49   50   RETIREMENT
--------------------------------------------------------------------------------------------------------
    20     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      20
    21     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      21
    22     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      22
    23     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      23
    24     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      24

    25     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      25
    26     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      26
    27     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      27
    28     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      28
    29     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      29

    30     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      30
    31     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      31
    32     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      32
    33     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      33
    34     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      34

    35     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      35
    36     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      36
    37     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      37
    38     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      38
    39     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      39

    40     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      40
    41     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      41
    42     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      42
    43     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      43
    44     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      44

    45     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      45
    46     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      46
    47     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      47
    48     .999 .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996      48
    49     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .998 .997 .997 .996 .996 .996      49

    50     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .998 .997 .997 .996 .996 .996      50
    51     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996      51
    52     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996      52
    53     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996      53
    54     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996      54
         ---------------------------------------------------------------------------------
            35   36   37   38   39   40   41   42   43   44   45   46   47   48   49   50

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  35   36   37   38   39   40   41   42   43   44   45   46   47   48   49   50   RETIREMENT
--------------------------------------------------------------------------------------------------------
    55     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996      55
    56     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996      56
    57     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996      57
    58     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996      58
    59     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995      59

    60     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995      60
    61     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995      61
    62     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995      62
    63     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995      63
    64     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995      64

    65     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995      65
    66     .999 .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .996 .996 .996 .995      66
    67     .999 .999 .999 .999 .999 .998 .998 .998 .998 .998 .997 .997 .996 .996 .996 .995      67
    68     .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .996 .995      68
    69     .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995      69

    70     .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995      70
    71     .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995      71
    72     .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995      72
    73     .999 .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995      73
    74     .999 .999 .999 .999 .998 .998 .998 .998 .998 .997 .997 .996 .996 .996 .995 .995      74

    75     .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994      75
    76     .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994      76
    77     .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994      77
    78     .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994      78
    79     .999 .999 .999 .999 .998 .998 .998 .998 .997 .997 .996 .996 .996 .995 .995 .994      79

    80     .999 .999 .999 .998 .998 .998 .998 .998 .997 .997 .996 .996 .995 .995 .994 .994      80
    81     .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994 .994      81
    82     .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994 .994      82
    83     .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994 .993      83
    84     .999 .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994 .993      84

    85     .999 .999 .998 .998 .998 .998 .998 .997 .997 .996 .996 .996 .995 .994 .994 .993      85
    86     .999 .999 .998 .998 .998 .998 .998 .997 .997 .996 .996 .995 .995 .994 .994 .993      86
    87     .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994 .994 .993      87
    88     .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994 .993 .993      88
    89     .999 .999 .998 .998 .998 .998 .997 .997 .997 .996 .996 .995 .995 .994 .993 .993      89
         ---------------------------------------------------------------------------------
            35   36   37   38   39   40   41   42   43   44   45   46   47   48   49   50

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  50   51   52   53   54   55   56   57   58   59   60   61   62   63   64   65   RETIREMENT
--------------------------------------------------------------------------------------------------------
    20     .996 .996 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .983 .980      20
    21     .996 .996 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .983 .980      21
    22     .996 .996 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980      22
    23     .996 .996 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980      23
    24     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980      24

    25     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980      25
    26     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980      26
    27     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980      27
    28     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980      28
    29     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980      29

    30     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      30
    31     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      31
    32     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      32
    33     .996 .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      33
    34     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      34

    35     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      35
    36     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      36
    37     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      37
    38     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      38
    39     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      39

    40     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      40
    41     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      41
    42     .996 .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980      42
    43     .996 .995 .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .986 .984 .982 .979      43
    44     .996 .995 .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .985 .984 .982 .979      44

    45     .996 .995 .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .985 .984 .982 .979      45
    46     .996 .995 .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .985 .984 .981 .979      46
    47     .996 .995 .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .985 .983 .981 .979      47
    48     .996 .995 .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .985 .983 .981 .979      48
    49     .996 .995 .995 .994 .994 .993 .992 .991 .991 .989 .988 .987 .985 .983 .981 .979      49

    50     .996 .995 .995 .994 .994 .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .979      50
    51     .996 .995 .995 .994 .994 .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .979      51
    52     .996 .995 .995 .994 .994 .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .979      52
    53     .996 .995 .995 .994 .994 .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .978      53
    54     .996 .995 .995 .994 .994 .993 .992 .991 .990 .989 .988 .986 .985 .983 .981 .978      54
         ---------------------------------------------------------------------------------
            50   51   52   53   54   55   56   57   58   59   60   61   62   63   64   65

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  50   51   52   53   54   55   56   57   58   59   60   61   62   63   64   65   RETIREMENT
--------------------------------------------------------------------------------------------------------
    55     .996 .995 .995 .994 .994 .993 .992 .991 .990 .989 .988 .986 .985 .983 .981 .978      55
    56     .996 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .985 .983 .980 .978      56
    57     .996 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980 .978      57
    58     .996 .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980 .978      58
    59     .995 .995 .995 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980 .977      59

    60     .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980 .977      60
    61     .995 .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980 .977      61
    62     .995 .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .986 .984 .982 .979 .977      62
    63     .995 .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .985 .984 .981 .979 .976      63
    64     .995 .995 .994 .994 .993 .992 .991 .991 .989 .988 .987 .985 .983 .981 .979 .976      64

    65     .995 .995 .994 .994 .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .978 .976      65
    66     .995 .995 .994 .994 .993 .992 .991 .990 .989 .988 .986 .985 .983 .981 .978 .975      66
    67     .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .985 .983 .980 .978 .975      67
    68     .995 .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .984 .982 .980 .978 .975      68
    69     .995 .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980 .977 .974      69

    70     .995 .994 .994 .993 .992 .992 .991 .990 .989 .987 .986 .984 .982 .979 .977 .974      70
    71     .995 .994 .994 .993 .992 .992 .991 .990 .988 .987 .985 .984 .981 .979 .976 .973      71
    72     .995 .994 .994 .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .979 .976 .973      72
    73     .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .985 .983 .981 .978 .975 .972      73
    74     .995 .994 .993 .993 .992 .991 .990 .989 .988 .986 .985 .983 .980 .978 .975 .972      74

    75     .994 .994 .993 .993 .992 .991 .990 .989 .987 .986 .984 .982 .980 .977 .974 .971      75
    76     .994 .994 .993 .992 .992 .991 .990 .989 .987 .986 .984 .982 .979 .977 .974 .970      76
    77     .994 .994 .993 .992 .991 .990 .989 .988 .987 .985 .984 .981 .979 .976 .973 .970      77
    78     .994 .993 .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .979 .976 .973 .969      78
    79     .994 .993 .993 .992 .991 .990 .989 .988 .986 .985 .983 .981 .978 .975 .972 .968      79

    80     .994 .993 .992 .992 .991 .990 .989 .988 .986 .984 .982 .980 .978 .975 .971 .968      80
    81     .994 .993 .992 .992 .991 .990 .989 .987 .986 .984 .982 .980 .977 .974 .971 .967      81
    82     .994 .993 .992 .991 .990 .989 .988 .987 .985 .984 .982 .979 .977 .974 .970 .966      82
    83     .993 .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .979 .976 .973 .970 .966      83
    84     .993 .993 .992 .991 .990 .989 .988 .986 .985 .983 .981 .979 .976 .973 .969 .965      84

    85     .993 .992 .992 .991 .990 .989 .988 .986 .985 .983 .981 .978 .975 .972 .968 .964      85
    86     .993 .992 .992 .991 .990 .989 .987 .986 .984 .982 .980 .978 .975 .972 .968 .964      86
    87     .993 .992 .991 .990 .990 .988 .987 .986 .984 .982 .980 .977 .974 .971 .967 .963      87
    88     .993 .992 .991 .990 .989 .988 .987 .985 .984 .982 .980 .977 .974 .970 .967 .962      88
    89     .993 .992 .991 .990 .989 .988 .987 .985 .983 .981 .979 .977 .973 .970 .966 .962      89
         ---------------------------------------------------------------------------------
            50   51   52   53   54   55   56   57   58   59   60   61   62   63   64   65

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  65   66   67   68   69   70   71   72   73   74   75   76   77   78   79   80   RETIREMENT
--------------------------------------------------------------------------------------------------------
    20     .980 .978 .975 .972 .969 .966 .962 .958 .953 .948 .942 .937 .931 .924 .918 .911      20
    21     .980 .978 .975 .972 .969 .966 .962 .958 .953 .948 .942 .937 .931 .924 .917 .911      21
    22     .980 .978 .975 .972 .969 .966 .962 .958 .953 .948 .942 .937 .930 .924 .917 .911      22
    23     .980 .978 .975 .972 .969 .966 .962 .957 .953 .948 .942 .937 .930 .924 .917 .910      23
    24     .980 .978 .975 .972 .969 .966 .962 .957 .953 .948 .942 .936 .930 .924 .917 .910      24

    25     .980 .978 .975 .972 .969 .966 .962 .957 .953 .948 .942 .936 .930 .924 .917 .910      25
    26     .980 .978 .975 .972 .969 .965 .962 .957 .953 .948 .942 .936 .930 .924 .917 .910      26
    27     .980 .978 .975 .972 .969 .965 .962 .957 .953 .947 .942 .936 .930 .924 .917 .910      27
    28     .980 .978 .975 .972 .969 .965 .961 .957 .952 .947 .942 .936 .930 .923 .917 .910      28
    29     .980 .978 .975 .972 .969 .965 .961 .957 .952 .947 .942 .936 .930 .923 .917 .910      29

    30     .980 .978 .975 .972 .969 .965 .961 .957 .952 .947 .942 .936 .930 .923 .916 .910      30
    31     .980 .978 .975 .972 .969 .965 .961 .957 .952 .947 .942 .936 .930 .923 .916 .909      31
    32     .980 .978 .975 .972 .969 .965 .961 .957 .952 .947 .941 .936 .929 .923 .916 .909      32
    33     .980 .978 .975 .972 .969 .965 .961 .957 .952 .947 .941 .935 .929 .923 .916 .909      33
    34     .980 .978 .975 .972 .969 .965 .961 .957 .952 .947 .941 .935 .929 .923 .916 .909      34

    35     .980 .978 .975 .972 .969 .965 .961 .957 .952 .947 .941 .935 .929 .922 .916 .908      35
    36     .980 .977 .975 .972 .968 .965 .961 .956 .952 .947 .941 .935 .929 .922 .915 .908      36
    37     .980 .977 .975 .972 .968 .965 .961 .956 .952 .946 .941 .935 .928 .922 .915 .908      37
    38     .980 .977 .975 .972 .968 .965 .961 .956 .951 .946 .941 .935 .928 .922 .915 .908      38
    39     .980 .977 .975 .972 .968 .965 .961 .956 .951 .946 .940 .934 .928 .921 .914 .907      39

    40     .980 .977 .974 .971 .968 .964 .960 .956 .951 .946 .940 .934 .928 .921 .914 .907      40
    41     .980 .977 .974 .971 .968 .964 .960 .956 .951 .946 .940 .934 .927 .921 .914 .907      41
    42     .980 .977 .974 .971 .968 .964 .960 .956 .951 .945 .940 .934 .927 .920 .913 .906      42
    43     .979 .977 .974 .971 .968 .964 .960 .955 .951 .945 .939 .933 .927 .920 .913 .906      43
    44     .979 .977 .974 .971 .968 .964 .960 .955 .950 .945 .939 .933 .927 .920 .913 .905      44

    45     .979 .977 .974 .971 .967 .964 .960 .955 .950 .945 .939 .933 .926 .919 .912 .905      45
    46     .979 .977 .974 .971 .967 .963 .959 .955 .950 .944 .939 .932 .926 .919 .912 .904      46
    47     .979 .977 .974 .971 .967 .963 .959 .955 .950 .944 .938 .932 .925 .918 .911 .904      47
    48     .979 .976 .974 .970 .967 .963 .959 .954 .949 .944 .938 .932 .925 .918 .911 .903      48
    49     .979 .976 .973 .970 .967 .963 .959 .954 .949 .943 .937 .931 .924 .917 .910 .903      49

    50     .979 .976 .973 .970 .967 .963 .958 .954 .949 .943 .937 .931 .924 .917 .910 .902      50
    51     .979 .976 .973 .970 .966 .962 .958 .953 .948 .943 .937 .930 .923 .916 .909 .901      51
    52     .979 .976 .973 .970 .966 .962 .958 .953 .948 .942 .936 .930 .923 .916 .908 .901      52
    53     .978 .976 .973 .970 .966 .962 .958 .953 .948 .942 .936 .929 .922 .915 .908 .900      53
    54     .978 .976 .973 .969 .966 .962 .957 .952 .947 .941 .935 .929 .922 .914 .907 .899      54
         ---------------------------------------------------------------------------------
            65   66   67   68   69   70   71   72   73   74   75   76   77   78   79   80

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  65   66   67   68   69   70   71   72   73   74   75   76   77   78   79   80   RETIREMENT
--------------------------------------------------------------------------------------------------------
    55     .978 .975 .972 .969 .965 .961 .957 .952 .947 .941 .935 .928 .921 .914 .906 .898      55
    56     .978 .975 .972 .969 .965 .961 .957 .952 .946 .940 .934 .927 .920 .913 .905 .897      56
    57     .978 .975 .972 .969 .965 .961 .956 .951 .946 .940 .933 .927 .919 .912 .904 .896      57
    58     .978 .975 .972 .968 .965 .960 .956 .951 .945 .939 .933 .926 .919 .911 .903 .895      58
    59     .977 .975 .971 .968 .964 .960 .955 .950 .945 .939 .932 .925 .918 .910 .902 .894      59

    60     .977 .974 .971 .968 .964 .959 .955 .950 .944 .938 .931 .924 .917 .909 .901 .892      60
    61     .977 .974 .971 .967 .963 .959 .954 .949 .943 .937 .930 .923 .916 .908 .899 .891      61
    62     .977 .974 .970 .967 .963 .959 .954 .948 .943 .936 .929 .922 .914 .906 .898 .889      62
    63     .976 .973 .970 .966 .962 .958 .953 .948 .942 .935 .928 .921 .913 .905 .896 .888      63
    64     .976 .973 .970 .966 .962 .957 .952 .947 .941 .934 .927 .920 .912 .903 .895 .886      64

    65     .976 .973 .969 .966 .961 .957 .952 .946 .940 .933 .926 .918 .910 .902 .893 .884      65
    66     .975 .972 .969 .965 .961 .956 .951 .945 .939 .932 .925 .917 .909 .900 .891 .882      66
    67     .975 .972 .968 .964 .960 .955 .950 .944 .938 .931 .923 .915 .907 .898 .889 .879      67
    68     .975 .971 .968 .964 .959 .955 .949 .943 .937 .930 .922 .914 .905 .896 .887 .877      68
    69     .974 .971 .967 .963 .959 .954 .948 .942 .935 .928 .920 .912 .903 .894 .884 .874      69

    70     .974 .970 .967 .962 .958 .953 .947 .941 .934 .927 .919 .910 .901 .892 .882 .872      70
    71     .973 .970 .966 .962 .957 .952 .946 .940 .933 .925 .917 .908 .899 .889 .879 .869      71
    72     .973 .969 .965 .961 .956 .951 .945 .939 .931 .924 .915 .906 .897 .887 .876 .866      72
    73     .972 .969 .965 .960 .955 .950 .944 .937 .930 .922 .913 .904 .894 .884 .873 .863      73
    74     .972 .968 .964 .959 .954 .949 .943 .936 .928 .920 .911 .902 .892 .881 .870 .859      74

    75     .971 .967 .963 .958 .953 .948 .941 .934 .927 .918 .909 .899 .889 .878 .867 .856      75
    76     .970 .967 .962 .958 .952 .946 .940 .933 .925 .916 .907 .897 .886 .875 .864 .852      76
    77     .970 .966 .961 .957 .951 .945 .938 .931 .923 .914 .905 .894 .884 .872 .860 .848      77
    78     .969 .965 .961 .956 .950 .944 .937 .930 .921 .912 .902 .892 .881 .869 .857 .844      78
    79     .968 .964 .960 .955 .949 .943 .936 .928 .919 .910 .900 .889 .878 .866 .853 .841      79

    80     .968 .964 .959 .954 .948 .941 .934 .926 .918 .908 .898 .887 .875 .863 .850 .837      80
    81     .967 .963 .958 .953 .947 .940 .933 .925 .916 .906 .895 .884 .872 .860 .846 .833      81
    82     .966 .962 .957 .952 .946 .939 .931 .923 .914 .904 .893 .882 .869 .856 .843 .829      82
    83     .966 .961 .956 .951 .944 .937 .930 .921 .912 .902 .891 .879 .866 .853 .839 .825      83
    84     .965 .960 .955 .950 .943 .936 .928 .920 .910 .900 .888 .876 .863 .850 .836 .821      84

    85     .964 .960 .954 .949 .942 .935 .927 .918 .908 .898 .886 .874 .861 .847 .832 .817      85
    86     .964 .959 .954 .948 .941 .934 .925 .916 .906 .896 .884 .871 .858 .843 .829 .813      86
    87     .963 .958 .953 .947 .940 .932 .924 .915 .905 .894 .881 .869 .855 .840 .825 .810      87
    88     .962 .957 .952 .946 .939 .931 .923 .913 .903 .891 .879 .866 .852 .837 .822 .806      88
    89     .962 .957 .951 .945 .938 .930 .921 .912 .901 .889 .877 .863 .849 .834 .818 .802      89
         ---------------------------------------------------------------------------------
            65   66   67   68   69   70   71   72   73   74   75   76   77   78   79   80

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  80   81   82   83   84   85   86   87   88   89   90   91   92   93   94   95   RETIREMENT
--------------------------------------------------------------------------------------------------------
    20     .911 .904 .897 .889 .882 .874 .866 .859 .850 .842 .834 .826 .818 .809 .801 .793      20
    21     .911 .904 .896 .889 .882 .874 .866 .858 .850 .842 .834 .826 .817 .809 .801 .793      21
    22     .911 .904 .896 .889 .882 .874 .866 .858 .850 .842 .834 .825 .817 .809 .801 .793      22
    23     .910 .903 .896 .889 .881 .874 .866 .858 .850 .842 .834 .825 .817 .809 .801 .792      23
    24     .910 .903 .896 .889 .881 .874 .866 .858 .850 .842 .833 .825 .817 .809 .800 .792      24

    25     .910 .903 .896 .889 .881 .873 .866 .858 .850 .841 .833 .825 .817 .808 .800 .792      25
    26     .910 .903 .896 .888 .881 .873 .865 .857 .849 .841 .833 .825 .816 .808 .800 .792      26
    27     .910 .903 .895 .888 .881 .873 .865 .857 .849 .841 .833 .824 .816 .808 .799 .791      27
    28     .910 .903 .895 .888 .881 .873 .865 .857 .849 .841 .832 .824 .816 .807 .799 .791      28
    29     .910 .903 .895 .888 .880 .873 .865 .857 .849 .840 .832 .824 .815 .807 .799 .791      29

    30     .910 .902 .895 .888 .880 .872 .865 .857 .848 .840 .832 .823 .815 .807 .798 .790      30
    31     .909 .902 .895 .887 .880 .872 .864 .856 .848 .840 .831 .823 .815 .806 .798 .790      31
    32     .909 .902 .895 .887 .880 .872 .864 .856 .848 .839 .831 .823 .814 .806 .798 .789      32
    33     .909 .902 .894 .887 .879 .872 .864 .856 .847 .839 .831 .822 .814 .805 .797 .789      33
    34     .909 .902 .894 .887 .879 .871 .863 .855 .847 .839 .830 .822 .813 .805 .797 .788      34

    35     .908 .901 .894 .886 .879 .871 .863 .855 .847 .838 .830 .821 .813 .804 .796 .788      35
    36     .908 .901 .894 .886 .878 .871 .863 .854 .846 .838 .829 .821 .812 .804 .795 .787      36
    37     .908 .901 .893 .886 .878 .870 .862 .854 .846 .837 .829 .820 .812 .803 .795 .787      37
    38     .908 .900 .893 .885 .878 .870 .862 .854 .845 .837 .828 .820 .811 .803 .794 .786      38
    39     .907 .900 .893 .885 .877 .869 .861 .853 .845 .836 .828 .819 .810 .802 .793 .785      39

    40     .907 .900 .892 .885 .877 .869 .861 .852 .844 .836 .827 .818 .810 .801 .793 .784      40
    41     .907 .899 .892 .884 .876 .868 .860 .852 .843 .835 .826 .818 .809 .800 .792 .783      41
    42     .906 .899 .891 .884 .876 .868 .860 .851 .843 .834 .825 .817 .808 .800 .791 .782      42
    43     .906 .898 .891 .883 .875 .867 .859 .851 .842 .833 .825 .816 .807 .799 .790 .781      43
    44     .905 .898 .890 .882 .875 .866 .858 .850 .841 .833 .824 .815 .806 .798 .789 .780      44

    45     .905 .897 .890 .882 .874 .866 .857 .849 .840 .832 .823 .814 .805 .797 .788 .779      45
    46     .904 .897 .889 .881 .873 .865 .857 .848 .839 .831 .822 .813 .804 .795 .787 .778      46
    47     .904 .896 .888 .881 .872 .864 .856 .847 .839 .830 .821 .812 .803 .794 .785 .777      47
    48     .903 .896 .888 .880 .872 .863 .855 .846 .838 .829 .820 .811 .802 .793 .784 .775      48
    49     .903 .895 .887 .879 .871 .863 .854 .845 .836 .827 .818 .809 .800 .792 .783 .774      49

    50     .902 .894 .886 .878 .870 .862 .853 .844 .835 .826 .817 .808 .799 .790 .781 .772      50
    51     .901 .893 .885 .877 .869 .861 .852 .843 .834 .825 .816 .807 .798 .789 .779 .771      51
    52     .901 .893 .885 .876 .868 .859 .851 .842 .833 .824 .814 .805 .796 .787 .778 .769      52
    53     .900 .892 .884 .875 .867 .858 .850 .841 .831 .822 .813 .804 .794 .785 .776 .767      53
    54     .899 .891 .883 .874 .866 .857 .848 .839 .830 .821 .811 .802 .793 .783 .774 .765      54
         ---------------------------------------------------------------------------------
            80   81   82   83   84   85   86   87   88   89   90   91   92   93   94   95

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                            TABLE D
                            CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                   CONVERSION FROM 50% J & S T0 10 YEAR CERTAIN WITH 50% J & S

BENEFICIARY'S                                                                              BENEFICIARY'S
  AGE AT                             PENSIONER WHOSE RETIREMENT AGE IS:                       AGE AT
PENSIONER'S                                                                                 PENSIONER'S
RETIREMENT  80   81   82   83   84   85   86   87   88   89   90   91   92   93   94   95   RETIREMENT
--------------------------------------------------------------------------------------------------------
    55     .898 .890 .882 .873 .865 .856 .847 .838 .828 .819 .810 .800 .791 .781 .772 .763      55
    56     .897 .889 .880 .872 .863 .854 .845 .836 .827 .817 .808 .798 .789 .779 .770 .760      56
    57     .896 .888 .879 .871 .862 .853 .844 .834 .825 .815 .806 .796 .786 .777 .767 .758      57
    58     .895 .886 .878 .869 .860 .851 .842 .833 .823 .813 .803 .794 .784 .774 .765 .755      58
    59     .894 .885 .876 .868 .859 .849 .840 .830 .821 .811 .801 .791 .781 .771 .762 .752      59

    60     .892 .884 .875 .866 .857 .847 .838 .828 .818 .808 .798 .788 .778 .768 .759 .749      60
    61     .891 .882 .873 .864 .855 .845 .836 .826 .816 .806 .796 .785 .775 .765 .755 .745      61
    62     .889 .880 .871 .862 .853 .843 .833 .823 .813 .803 .792 .782 .772 .762 .752 .742      62
    63     .888 .878 .869 .860 .850 .840 .830 .820 .810 .800 .789 .779 .768 .758 .748 .737      63
    64     .886 .876 .867 .857 .848 .838 .828 .817 .807 .796 .786 .775 .764 .754 .743 .733      64

    65     .884 .874 .865 .855 .845 .835 .825 .814 .803 .792 .782 .771 .760 .749 .739 .728      65
    66     .882 .872 .862 .852 .842 .832 .821 .810 .800 .789 .778 .767 .756 .745 .734 .723      66
    67     .879 .870 .860 .849 .839 .828 .818 .807 .796 .784 .773 .762 .751 .740 .729 .718      67
    68     .877 .867 .857 .846 .836 .825 .814 .803 .791 .780 .768 .757 .746 .734 .723 .712      68
    69     .874 .864 .854 .843 .832 .821 .810 .798 .787 .775 .763 .752 .740 .728 .717 .706      69

    70     .872 .861 .851 .840 .828 .817 .806 .794 .782 .770 .758 .746 .734 .722 .711 .699      70
    71     .869 .858 .847 .836 .825 .813 .801 .789 .777 .765 .752 .740 .728 .716 .704 .692      71
    72     .866 .855 .843 .832 .820 .808 .796 .784 .772 .759 .746 .734 .721 .709 .697 .685      72
    73     .863 .851 .840 .828 .816 .804 .791 .779 .766 .753 .740 .727 .714 .702 .689 .677      73
    74     .859 .848 .836 .824 .811 .799 .786 .773 .760 .747 .733 .720 .707 .694 .681 .669      74

    75     .856 .844 .831 .819 .806 .794 .780 .767 .754 .740 .726 .713 .699 .686 .673 .660      75
    76     .852 .840 .827 .814 .801 .788 .775 .761 .747 .733 .719 .705 .692 .678 .665 .651      76
    77     .848 .836 .823 .810 .796 .783 .769 .755 .740 .726 .712 .698 .683 .670 .656 .642      77
    78     .844 .831 .818 .805 .791 .777 .763 .748 .734 .719 .704 .690 .675 .661 .647 .633      78
    79     .841 .827 .814 .800 .786 .771 .757 .742 .727 .712 .697 .682 .667 .652 .638 .624      79

    80     .837 .823 .809 .795 .780 .766 .751 .735 .720 .704 .689 .674 .658 .643 .628 .614      80
    81     .833 .819 .804 .790 .775 .760 .744 .729 .713 .697 .681 .665 .650 .634 .619 .604      81
    82     .829 .815 .800 .785 .770 .754 .738 .722 .706 .690 .673 .657 .641 .626 .610 .595      82
    83     .825 .810 .795 .780 .764 .748 .732 .716 .699 .682 .666 .649 .633 .617 .601 .585      83
    84     .821 .806 .791 .775 .759 .743 .726 .709 .692 .675 .658 .641 .624 .608 .591 .576      84

    85     .817 .802 .786 .770 .754 .737 .720 .703 .685 .668 .650 .633 .616 .599 .582 .566      85
    86     .813 .798 .782 .765 .748 .731 .714 .696 .678 .660 .643 .625 .607 .590 .573 .557      86
    87     .810 .794 .777 .760 .743 .726 .708 .690 .672 .653 .635 .617 .599 .581 .564 .547      87
    88     .806 .789 .773 .755 .738 .720 .702 .683 .665 .646 .627 .609 .591 .573 .555 .528      88
    89     .802 .785 .768 .751 .733 .714 .696 .677 .658 .639 .620 .601 .582 .564 .546 .528      89
         ---------------------------------------------------------------------------------
            80   81   82   83   84   85   86   87   88   89   90   91   92   93   94   95

                                     PENSIONER WHOSE RETIREMENT AGE IS:
                                                                                    .... = 1.000
                                            INTEREST  -  7.5000%

                       PENSIONER'S MORTALITY  -  SPECIAL PENSIONER MORTALITY TABLE
                     BENEFICIARY'S MORTALITY  - SPECIAL PENSIONER MORTALITY TABLE

                                           TABLE E

                             EARLY RETIREMENT FACTORS - EXCESS FORMULA

          Applied to the Portion of the Pension Formula Calculated on Final Average Salary
                           in Excess of the Social Security Wage Base

MONTHS               MONTHS               MONTHS                MONTHS                  MONTHS
 PRIOR                PRIOR                PRIOR                 PRIOR                   PRIOR
    TO                   TO                   TO                    TO                      TO
   AGE                  AGE                  AGE                   AGE                     AGE
    65       FACTOR      65       FACTOR      65       FACTOR       65       FACTOR         65       FACTOR

     0 (65) 1.00000      48 (61) 0.73100      96 (57) 0.57700      144 (53) 0.42566        192 (49) 0.32511
     1      0.99358      49      0.72775      97      0.57300      145      0.42315        193      0.32343
     2      0.98717      50      0.72450      98      0.56900      146      0.42063        194      0.32176
     3      0.98075      51      0.72125      99      0.56500      147      0.41812        195      0.32008
     4      0.97433      52      0.71800     100      0.56100      148      0.41561        196      0.31841
     5      0.96792      53      0.71475     101      0.55700      149      0.41309        197      0.31673
     6      0.96150      54      0.71150     102      0.55300      150      0.41058        198      0.31506
     7      0.95508      55      0.70825     103      0.54900      151      0.40807        199      0.31338
     8      0.94867      56      0.70500     104      0.54500      152      0.40555        200      0.31170
     9      0.94225      57      0.70175     105      0.54100      153      0.40304        201      0.31003
    10      0.93583      58      0.69850     106      0.53700      154      0.40053        202      0.30835
    11      0.92942      59      0.69525     107      0.53300      155      0.39801        203      0.30668
    12 (64) 0.92300      60 (60) 0.69200     108 (56) 0.52900      156 (52) 0.39550        204 (48) 0.30500
    13      0.91658      61      0.68883     109      0.52542      157      0.39299        205      0.30332
    14      0.91016      62      0.68567     110      0.52183      158      0.39047        206      0.30165
    15      0.90374      63      0.68250     111      0.51825      159      0.38796        207      0.29997
    16      0.89732      64      0.67933     112      0.51467      160      0.38544        208      0.29830
    17      0.89090      65      0.67617     113      0.51108      161      0.38293        209      0.29662
    18      0.88448      66      0.67300     114      0.50750      162      0.38041        210      0.29495
    19      0.87806      67      0.66983     115      0.50392      163      0.37790        211      0.29327
    20      0.87164      68      0.66667     116      0.50033      164      0.37539        212      0.29159
    21      0.86522      69      0.66350     117      0.49675      165      0.37287        213      0.28992
    22      0.85880      70      0.66033     118      0.49317      166      0.37036        214      0.28824
    23      0.85238      71      0.65717     119      0.48958      167      0.36784        215      0.28657
    24 (63) 0.84600      72 (59) 0.65400     120 (55) 0.48600      168 (51) 0.36533        216 (47) 0.28489
    25      0.83958      73      0.65075     121      0.48349      169      0.36365        217      0.28321
    26      0.83316      74      0.64750     122      0.48097      170      0.36198        218      0.28154
    27      0.82674      75      0.64425     123      0.47846      171      0.36030        219      0.27986
    28      0.82032      76      0.64100     124      0.47594      172      0.35863        220      0.27819
    29      0.81390      77      0.63775     125      0.47343      173      0.35695        221      0.27651
    30      0.80748      78      0.63450     126      0.47091      174      0.35528        222      0.27484
    31      0.80106      79      0.63125     127      0.46840      175      0.35360        223      0.27316
    32      0.79464      80      0.62800     128      0.46589      176      0.35192        224      0.27148
    33      0.78822      81      0.62475     129      0.46337      177      0.35025        225      0.26981
    34      0.78180      82      0.62150     130      0.46086      178      0.34857        226      0.26813
    35      0.77538      83      0.61825     131      0.45834      179      0.34690        227      0.26646
    36 (62) 0.76900      84 (58) 0.61500     132 (54) 0.45583      180 (50) 0.34522        228 (46) 0.26478
    37      0.76583      85      0.61183     133      0.45332      181      0.34354        229      0.26310
    38      0.76266      86      0.60867     134      0.45080      182      0.34187        230      0.26143
    39      0.75949      87      0.60550     135      0.44829      183      0.34019        231      0.25975
    40      0.75632      88      0.60233     136      0.44577      184      0.33852        232      0.25808
    41      0.75315      89      0.59917     137      0.44326      185      0.33684        233      0.25640
    42      0.74998      90      0.59600     138      0.44074      186      0.33517        234      0.25473
    43      0.74681      91      0.59283     139      0.43823      187      0.33349        235      0.25305
    44      0.74364      92      0.58967     140      0.43572      188      0.33181        236      0.25137
    45      0.74047      93      0.58650     141      0.43320      189      0.33014        237      0.24970
    46      0.73730      94      0.58333     142      0.43069      190      0.32846        238      0.24802
    47      0.73413      95      0.58017     143      0.42817      191      0.32679        239      0.24635
                                                                                           240 (45) 0.24467


       Exact Ages in (  ).        Retirement Plan for Management Employees - January 1990

                                             TABLE F
                                 EARLY RETIREMENT DISCOUNT FACTORS
                APPLIED TO THE EMPLOYEE'S ACCRUED PENSION AND SOCIAL SECURITY OFFSET FOR
                    RETIREMENTS PRIOR TO THE ATTAINMENT OF THE OPTIONAL RETIREMENT DATE
              (MONTHS PRIOR IS THE NUMBER OF MONTHS BETWEEN AN EMPLOYEE'S RETIREMENT DATE
                    AFTER HIS SIXTY-SECOND BIRTHDAY AND THE THE DATE OF RETIREMENT)
                       (ALSO APPLIED IN CALCULATION OF SURVIVING SPOUSE BENEFIT)
        COLUMN I COLUMN II         COLUMN I COLUMN II         COLUMN I COLUMN II         COLUMN I COLUMN II
MONTHS  DISCOUNT DISCOUNT  MONTHS  DISCOUNT DISCOUNT MONTHS   DISCOUNT DISCOUNT MONTHS   DISCOUNT DISCOUNT
PRIOR   FACTOR   FACTOR    PRIOR   FACTOR   FACTOR   PRIOR    FACTOR   FACTOR   PRIOR    FACTOR   FACTOR
 1      0.99358  0.99000   52      0.93500  0.70700  103      0.52300  0.52300  154      0.39200  0.39200
 2      0.99750  0.98000   53      0.93375  0.70300  104      0.52000  0.52000  155      0.39000  0.39000
 3      0.99625  0.97000   54      0.93250  0.70000  105      0.51700  0.51700  156 (49) 0.38800  0.38800
 4      0.99500  0.96000   55      0.93125  0.69700  106      0.51400  0.51400  157      0.38600  0.38600
 5      0.99375  0.95000   56      0.03000  0.69300  107      0.51100  0.51100  158      0.38400  0.38400
 6      0.99250  0.94000   57      0.92875  0.69000  108 (53) 0.50800  0.50800  159      0.38200  0.38200
 7      0.99125  0.92900   58      0.92750  0.68700  109      0.50500  0.50500  160      0.38000  0.38000
 8      0.99000  0.91900   59      0.92625  0.68300  110      0.50200  0.50200  161      0.37800  0.37800
 9      0.98875  0.90900   60 (57) 0.92500  0.68000  111      0.49900  0.49900  162      0.37600  0.37600
10      0.98750  0.89900   61      0.92375  0.67600  112      0.49600  0.49600  163      0.37400  0.37400
11      0.98625  0.88900   62      0.92250  0.67100  113      0.49300  0.49300  164      0.37200  0.37200
12 (61) 0.98500  0.87900   63      0.92125  0.66700  114      0.49000  0.49000  165      0.37000  0.37000
13      0.98375  0.87200   64      0.92000  0.66300  115      0.48700  0.48700  166      0.36800  0.36800
14      0.98250  0.86600   65      0.91875  0.65800  116      0.48400  0.48400  167      0.36600  0.36600
15      0.98125  0.85900   66      0.91750  0.65400  117      0.48100  0.48100  168 (48) 0.36400  0.36400
16      0.98000  0.85300   67      0.91625  0.65000  118      0.47800  0.47800  169      0.36200  0.36200
17      0.97875  0.84600   68      0.91500  0.64500  119      0.47500  0.47500  170      0.36000  0.36000
18      0.97750  0.84000   69      0.91375  0.64100  120 (52) 0.47200  0.47200  171      0.35800  0.35800
19      0.97625  0.83300   70      0.91250  0.63700  121      0.46900  0.46900  172      0.35600  0.35600
20      0.97500  0.82600   71      0.91125  0.63200  122      0.46600  0.46600  173      0.35400  0.35400
21      0.97375  0.82000   72 (56) 0.91000  0.62800  123      0.46300  0.46300  174      0.35200  0.35200
22      0.97250  0.81300   73      0.90875  0.62400  124      0.46000  0.46000  175      0.35000  0.35000
23      0.97125  0.80600   74      0.90750  0.62000  125      0.45700  0.45700  176      0.34800  0.34800
24 (60) 0.97000  0.80000   75      0.90625  0.61600  126      0.45400  0.45400  177      0.34600  0.34600
25      0.96875  0.79700   76      0.90500  0.61200  127      0.45100  0.45100  178      0.34400  0.34400
26      0.96750  0.79300   77      0.90375  0.60800  128      0.44800  0.44800  179      0.34200  0.34200
27      0.96625  0.79000   78      0.90250  0.60400  129      0.44500  0.44500  180 (47) 0.34000  0.34000
28      0.96500  0.78600   79      0.90125  0.60000  130      0.44200  0.44200  181      0.33800  0.33800
29      0.96375  0.78300   80      0.90000  0.59600  131      0.43900  0.43900  182      0.33600  0.33600
30      0.96250  0.78000   81      0.89875  0.59200  132 (51) 0.43600  0.43600  183      0.33400  0.33400
31      0.96125  0.77600   82      0.89750  0.58800  133      0.43400  0.43400  184      0.33200  0.33200
32      0.96000  0.77300   83      0.89625  0.58400  134      0.43200  0.43200  185      0.33000  0.33000
33      0.95875  0.76900   84 (55) 0.89500  0.58000  135      0.43000  0.43000  186      0.32800  0.32800
34      0.95750  0.76600   85      0.57700  0.57700  136      0.42800  0.42800  187      0.32600  0.32600
35      0.95625  0.76200   86      0.57400  0.57400  137      0.42600  0.42600  188      0.32400  0.32400
36 (59) 0.95500  0.75900   87      0.57100  0.57100  138      0.42400  0.42400  189      0.32200  0.32200
37      0.95375  0.75600   88      0.56800  0.56800  139      0.42200  0.42200  190      0.32000  0.32000
38      0.95250  0.75300   89      0.56500  0.56500  140      0.42000  0.42000  191      0.31800  0.31800
39      0.95125  0.74900   90      0.56200  0.56200  141      0.41800  0.41800  192 (46) 0.31600  0.31600
40      0.95000  0.74600   91      0.55900  0.55900  142      0.41600  0.41600  193      0.31400  0.31400
41      0.94875  0.74300   92      0.55600  0.55600  143      0.41400  0.41400  194      0.31200  0.31200
42      0.94750  0.74000   93      0.55300  0.55300  144 (50) 0.41200  0.41200  195      0.31000  0.31000
43      0.94625  0.73600   94      0.55000  0.55000  145      0.41000  0.41000  196      0.30800  0.30800
44      0.94500  0.73300   95      0.54700  0.54700  146      0.40800  0.40800  197      0.30600  0.30600
45      0.94375  0.73000   96 (54) 0.54400  0.54400  147      0.40600  0.40600  198      0.30400  0.30400
46      0.94250  0.72700   97      0.54100  0.54100  148      0.40400  0.40400  199      0.30200  0.30200
47      0.94125  0.72300   98      0.53800  0.53800  149      0.40200  0.40200  200      0.30000  0.30000
48 (58) 0.94000  0.72000   99      0.53500  0.53500  150      0.40000  0.40000  201      0.29800  0.29800
49      0.93875  0.71700  100      0.53200  0.53200  151      0.39800  0.39800  202      0.29600  0.29600
50      0.93750  0.71300  101      0.52900  0.52900  152      0.39600  0.39600  203      0.29400  0.29400
51      0.93625  0.71000  102      0.52600  0.52600  153      0.39400  0.39400  204 (45) 0.29200  0.29200
Exact ages shown in parenthesis
Column I is applicable to Employee's Gross Pension.  Column II is applicable to Employee's Social Security
Offset                                         - 92 -